SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        COMMUNITY FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                        COMMUNITY FINANCIAL CORPORATION

Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Community Financial Corporation (the "Company"), which will be held on July 31, 1996 at 7:00 p.m. at the main office of Community Federal Savings Bank, located at 38 North Central Avenue, Staunton, Virginia.

         At the Annual Meeting, three directors will be elected for a three year term. You also will be asked to consider and vote on an Agreement and Plan of Reorganization dated as of May 22, 1996 (the "Agreement") under which the Company's state of incorporation would change from Delaware to Virginia. Under the Agreement, the Company would merge with a new Virginia corporation, also named Community Financial Corporation ("CFC Virginia"), and the shareholders of the Company would become shareholders of CFC Virginia.

         The Agreement provides that each outstanding share of the Company's Common Stock will be converted into one share of CFC Virginia's Common Stock. The Agreement is summarized in the enclosed Proxy Statement. The Reorganization is also subject to approval by governmental regulatory authorities. If approved, the Reorganization will not affect the day-to-day operations of the Company and operations will continue in the same offices and with the same directors, officers and employees.

         Finally, shareholders will be asked to ratify the appointment of the Company's auditors for the year ending March 31, 1997 and to approve the Company's 1996 Incentive Plan.

THE BOARD OF DIRECTORS HAS CONSIDERED AND HAS UNANIMOUSLY APPROVED THE PROPOSED REINCORPORATION OF THE COMPANY IN VIRGINIA AS BEING IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AGREEMENT.

         The accompanying Proxy Statement and related proxy materials set forth detailed information concerning the proposed reincorporation. The Board of Directors requests that the shareholders carefully review these materials before completing the enclosed proxy card.

         The affirmative vote of shareholders owning a majority of the Company's outstanding Common Stock is required to approve the Agreement and the transactions thereunder. Accordingly, whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. Please complete, sign, date and return promptly the form of proxy which is enclosed in this mailing. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                                     Sincerely yours,

                                                     THOMAS W. WINFREE
                                                     President and
                                                     Chief Executive Officer

Staunton, Virginia
June __, 1996

                        COMMUNITY FINANCIAL CORPORATION
                            38 North Central Avenue
                            Staunton, Virginia 24401
                                 (540) 886-0796

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be Held on July 31, 1996

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Community Financial Corporation (the "Company") will be held at the main office of Community Federal Savings Bank, located at 38 North Central Avenue, Staunton, Virginia, on July 31, 1996 at 7:00 P.M.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors of the Company;

         2. Changing the Company's state of incorporation from Delaware to Virginia pursuant to an Agreement and Plan of Reorganization, dated May 22, 1996 between the Company and a new Virginia corporation, also named "Community Financial Corporation";

         3.       Approving the Company's 1996 Incentive Plan;

         4. The ratification of the appointment of BDO Seidman, LLP as auditors for the Company for the fiscal year ending March 31, 1997; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on May 31, 1996 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                          By Order of the Board of Directors

                                          Sarah A. Ralston, Secretary



Staunton, Virginia
June __, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

               PROXY STATEMENT OF COMMUNITY FINANCIAL CORPORATION

         This Proxy Statement is furnished to holders of Common Stock, par value $.01 per share ("Company Common Stock"), of the Company, in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders to be held on July 31, 1996 at 7:00 p.m. and at any adjournment thereof (the "Annual Meeting").

         At the Annual Meeting, three directors will be elected for a term of three years each. Shareholders also will be asked to ratify the appointment of BDO Seidman, LLP as independent auditors for the year ending March 31, 1997, and to approve the Company's 1996 Incentive Plan.

         Also to be considered at the Annual Meeting is an Agreement and Plan of Reorganization between the Company and a new Virginia corporation, also named "Community Financial Corporation" ("CFC Virginia"), dated as of May 22, 1996, previously approved by the Board of Directors (the "Agreement"). Under the Agreement, each share of Company Common Stock will be exchanged for one share of CFC Virginia's common stock, par value $.01 per share ("CFC Virginia Common Stock"). These and the other transactions to be effected in accordance with the Agreement are hereinafter referred to as the "Reorganization". Following the consummation of the Reorganization, Community Federal Savings Bank, a wholly-owned subsidiary of the Company, will conduct its business as a wholly-owned subsidiary of CFC Virginia with the same directors and principal officers and in the same manner and from the same offices as at present.

         At the Effective Date of the Reorganization, each outstanding share of Company Common Stock will be converted into one share of CFC Virginia Common Stock.

         The principal offices of the Company and CFC Virginia are at 38 N. Central Avenue, Staunton, Virginia 24401, telephone: (540) 886-0796.

         The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about June __, 1996. Certain of the information provided herein relates to Community Federal Savings Bank, a wholly owned subsidiary and predecessor of the Company. References herein to the "Bank" are to Community Federal Savings Bank.

THE SHARES OF CFC VIRGINIA COMMON STOCK ARE NOT SAVINGS OR DEPOSIT ACCOUNTS AND ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY

Annual Meeting................................................................2
Voting and Revocability of Proxy..............................................3
Persons Making the Solicitation...............................................3
Structure of the Agreement....................................................3
Reasons for the Reorganization................................................3
The Company...................................................................3
Federal Income Tax Consequences...............................................3
Government Regulation and Supervision.........................................4
Required Approvals............................................................4
Rights of Dissenting Shareholders.............................................4
Financial Data................................................................4
Differences in Shareholders' Rights...........................................5
Voting Securities and Principal Holders Thereof...............................5

ELECTION OF DIRECTORS
Election of Directors.........................................................5
Board of Directors Meetings and Committees....................................7
Executive Compensation........................................................8
Certain Transactions.........................................................11
Executive Officers...........................................................11
Employment Agreement.........................................................12
Compliance with Section 16(a)................................................12

AGREEMENT AND PLAN OF REORGANIZATION

Description of the Agreement.................................................12
No Surrender of Stock Certificates...........................................13
Reasons for the Reorganization...............................................13
Effect on Stock Options......................................................13
Management Remuneration......................................................13
Market for Common Stock......................................................14
Anticipated Dividend Policy..................................................14
Resales of CFC Virginia Stock................................................15
Anticipated Effective Date ..................................................15
Abandonment or Amendment of the Agreement....................................15
Accounting for the Transaction...............................................15
Federal Income Tax Consequences..............................................15
Rights of Dissenting Shareholders........................................... 16
Certain Differences in Rights of Shareholders................................17
Certain Virginia Laws........................................................20
The Company..................................................................21
CFC Virginia.................................................................23

1996 INCENTIVE PLAN

General......................................................................24
Administration...............................................................24
Eligibility..................................................................25
Individual Agreements........................................................25
Shares Available.............................................................25
Incentive Stock Options and Non-Qualified Stock Options......................25

Change of Control............................................................25
Amendment or Termination.....................................................26
Duration of Incentive Plan...................................................26
Tax Status...................................................................26

RATIFICATION OF APPOINTMENT OF AUDITORS......................................27

SHAREHOLDER PROPOSALS........................................................27

ANNUAL REPORT AND FINANCIAL STATEMENTS.......................................27

OTHER MATTERS................................................................28

EXHIBIT A - Agreement and Plan of Reorganization............................A-1
EXHIBIT B - Section 262 of Chapter 1, Title 8, Delaware Code,
            regarding Dissenters' Rights of Appraisal.......................B-1
EXHIBIT C - Amended and Restated Articles of Incorporation of
            CFC Virginia ...................................................C-1
EXHIBIT D - Bylaws of CFC Virginia..........................................D-1
EXHIBIT E - 1996 Incentive Plan.............................................E-1

                                    SUMMARY

         The following material is qualified in its entirety by the information appearing elsewhere in this Proxy Statement and the Exhibits thereto.

Annual Meeting

         Date, Time and Place. July 31, 1996 at 7:00 p.m. at the main office of Community Federal Savings Bank, located at 38 North Central Avenue, Staunton, Virginia.

         Purposes. To elect three (3) directors for a three year term. Shareholders also will vote on (i) the adoption of the Agreement providing for the reincorporation of the Company in Virginia through a merger of the Company with and into CFC Virginia, (ii) the Company's 1996 Incentive Plan, which provides for the grant of stock options to directors and key officers and employees and (iii) ratification of the appointment of auditors for the fiscal year ending March 31, 1997.

         Record Date. The Board of Directors has fixed the close of business on May 31, 1996 as the record date (the "Record Date") for the determination of the holders of Company Common Stock entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 1,271,198 shares of Company Common Stock issued and outstanding and ______ record holders. Each share of Company Common Stock is entitled to one vote at the Annual Meeting. The Company had no other class of equity securities outstanding at the Record Date.

         Vote Required. The affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding as of the Record Date, in person or by proxy, is required to approve the Agreement. Shareholder approval of the 1996 Incentive Plan requires that a majority of the shares present at the Annual Meeting or represented by proxy vote in favor of it.

         In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

         As of the Record Date, directors and executive officers of the Company and their affiliated persons and entities as a group, owned of record and beneficially a total of 260,844 shares of the Company Common Stock, or approximately 20.52% of the shares of Company Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Company Common Stock FOR the Agreement, FOR the nominees identified herein and FOR the 1996 Incentive Plan.

         A FAILURE TO VOTE, EITHER BY NOT RETURNING THE ENCLOSED PROXY OR BY CHECKING THE "ABSTAIN" BOX THEREON, WILL HAVE THE SAME EFFECT AS A VOTE AGAINST APPROVAL OF THE AGREEMENT.

         A shareholder may abstain with respect to the Agreement or the 1996 Incentive Plan. Abstentions will be counted for purposes of determining the existence of a quorum. A quorum for the Annual Meeting will exist if holders of a majority of the shares of the Company Common Stock are present in person or represented by proxy. Abstentions will not be counted as voting in favor of the Agreement or the 1996 Incentive Plan. Since approval of the Agreement requires an affirmative vote of a specified number of shares outstanding, abstentions will have the effect of a negative vote with respect thereto. Abstentions also will have the effect of a vote against the 1996 Incentive Plan.

         A broker who holds shares in street name has the authority to vote on certain items when he has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker nonvote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Company of such failure to vote, broker nonvotes will be counted for purposes of determining the existence of a quorum, but will not be counted as voting in favor of the Agreement or the 1996 Incentive Plan.

Voting and Revocability of Proxy

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Company, Sarah A. Ralston, Secretary, 38 N. Central Avenue, P. O. Box 1209, Staunton, VA 24402-1209; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitation

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies in person or by telephone.

Structure of the Agreement

         The Company has recently caused the incorporation of CFC Virginia under the laws of Virginia to facilitate the change of the Company's state of incorporation from Delaware to Virginia. Upon approval of the Agreement by the shareholders (i) CFC Virginia will have the same directors and the same principal officers and will conduct its business in substantially the same manner, under the same name and from the same offices as the Company has done before, and (ii) the shareholders of the Company will receive one share of CFC Virginia Common Stock for each share of Company Common Stock held by them at the effective date of the Agreement. See "AGREEMENT AND PLAN OF REORGANIZATION - Description of the Agreement."

THE SHARES TO BE ISSUED PURSUANT TO THE AGREEMENT ARE NOT SAVINGS OR DEPOSIT ACCOUNTS AND ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

Reasons for the Reorganization

         In the opinion of the Company's management and Board of Directors, the proposed transaction will substantially reduce the Company's annual franchise tax. The Company has no offices and conducts no operations in Delaware. See "AGREEMENT AND PLAN OF REORGANIZATION - Reasons for the Agreement."

The Company

         The Company is a savings and loan holding company. Its subsidiary, Community Federal Savings Bank, conducts banking business from its main office located at 38 N. Central Avenue, P. O. Box 1209, Staunton, VA 24402-1209. It also operates branch offices in Waynesboro and Stuarts Draft in Augusta County, Virginia. As of March 31, 1996, it had assets of $159.8 million, deposits of $105.0 million and net loans of $141.7 million.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, in which no gain or loss would be recognized by a Company shareholder upon the receipt of CFC Virginia Common Stock in exchange for Company Common Stock. All shareholders of the Company should read carefully the discussion under "AGREEMENT AND PLAN OF REORGANIZATION - Federal Income Tax Consequences."

Government Regulation and Supervision

         The Company is subject to the Savings and Loan Holding Company Act, as amended (the "Holding Company Act"), and is subject to regulation by the Office of Thrift Supervision ("OTS") with respect to its operations as a savings and loan holding company. After the Reorganization, CFC Virginia will be subject to the Holding Company Act and to regulation by the OTS in the same manner. Community Federal Savings Bank will continue to be regulated by the OTS and the Federal Deposit Insurance Corporation, just as it presently is.

Required Approvals

         The contemplated Reorganization is subject to receiving regulatory approval from the OTS. Notice for such approvals have been filed and are pending as of the date hereof.

Rights of Dissenting Shareholders

         Shareholders of the Company who dissent from the proposed transaction are entitled to rights of appraisal in the event the Reorganization is consummated. See "AGREEMENT AND PLAN OF REORGANIZATION Rights of Dissenting Shareholders."

Financial Data

         The following table presents per share data applicable to the Company's Common Stock for each of the last five fiscal years:

    Year Ended                                     Cash
    March 31,                Net Income          Dividends       Book Value

       1996                    $1.60               $.43            $17.25

       1995                     1.44                .35             15.74

       1994                     1.26                .34             14.74

       1993                     1.23                .32             13.77

       1992                     1.13                .31             12.82




Differences in Shareholders' Rights

         Under Virginia law and the Articles of Incorporation and Bylaws of CFC Virginia, the rights of shareholders of CFC Virginia after the Reorganization would differ from the rights of shareholders of the Company under Delaware law and the Certificate of Incorporation and Bylaws of the Company. Approval of the Reorganization will be deemed to be approval of the Articles of Incorporation and Bylaws of CFC Virginia. See "AGREEMENT AND PLAN OF REORGANIZATION - Certain Differences in Rights of Shareholders."

Voting Securities and Principal Holders Thereof

         Shareholders of record as of the close of business on May 31, 1996 will be entitled to one vote for each share then held. As of that date, the Company had 1,271,198 shares of Common Stock issued and outstanding. The following table sets forth information regarding persons and entities who were known by management to beneficially own more than five percent of the outstanding shares of the Company's Common Stock as of May 31, 1996 and share ownership of all directors and executive officers of the Company and the Bank as a group.

                                                    Shares
                                                  Beneficially        Percent
                                                    Owned at            of
         Beneficial Owner                         May 31, 1996        Class

Over 5% Owners:
Wellington Trust Company, N.A.                      92,000(1)           7.24%
75 State Street
Boston, Massachusetts 02109

Ryback Management Corporation                      118,000(2)           9.28
Lindner Investment Series Trust
7711 Carondelet Avenue
Box 16900
St. Louis, Missouri 63105

All officers and directors as                      278,744(3)          21.62
  a group (13 persons)

- --------------------

         (1) As reported by the Wellington Trust Company, N.A. in a statement dated January 23, 1996 on an amendment to Schedule 13G under the Securities Exchange Act of 1934, as amended. Wellington Trust Company, N.A. a registered investment advisor, reported shared voting power as to 32,000 shares and shared investment power as to 92,000 shares as a result of acting as an investment advisor to numerous investment counseling clients. None of Wellington Trust Company, N.A.'s clients reported an interest with respect to more than 5% of the Company's common stock.

         (2) As reported by the Ryback Management Corporation and Lindner Investment Series Trust in a statement dated January 25, 1996 on an amendment to
Schedule 13G under the Securities Exchange Act of 1934, as amended. Lindner Growth Fund (formerly Lindner Fund, Inc.), a registered investment company and a separate series of the Lindner Investment Series Trust, reported sole voting and investment power as to all of the shares.

         (3) This amount includes shares held directly as well as an aggregate of 17,900 shares which the directors and officers have the right to acquire pursuant to options granted under the Company's 1987 Stock Option and Incentive Plan and 43,650 shares which have been allocated to individual officer accounts under the Employee Stock Ownership Agreement and shares held in retirement accounts, in a fiduciary capacity or by certain family members, with respect to which shares the respective directors and officers may be deemed to have or share voting and investment power.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of eight members. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including their terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below for terms of three years. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                      Shares of
                                                                                    Common Stock
                                                                          Current   Beneficially    Percent
                                    Positions Held             Director   Term to   Owned at          of
         Name                Age    in the Company              Since     Expire    04/30/96(1)      Class
         ----                ---    --------------            ---------  --------  --------------    -----
                                    NOMINEES

Charles F. Andersen, MD      54     Director                     1990      1996        13,320        1.05%

Thomas W. Winfree            51     President, Chief Executive   1995      1996        15,800        1.24
                                    Officer and Director

Charles W. Fairchilds        48     Director                     1996      1996           100          *


                         DIRECTORS CONTINUING IN OFFICE

Kenneth L. Elmore            60     Director                     1988      1997        16,710        1.32

James R. Cooke, Jr., DDS     58     Director                     1984      1997        44,100        3.46

Jane C. Hickok               59     Vice Chairman of the Board   1983      1998        44,660        3.52
                                    and Director

Dale C. Smith                57     Director                     1980      1998        16,050        1.26

Richard E. Bonin             70     Chairman of the Board        1983      1998        30,250        2.38


- ------------------------

          *   Indicates less than 1%.

         (1) Includes shares held directly, as well as shares subject to options granted under the Company's Stock Option Agreement, shares held for the benefit of the listed individuals by the ESOP, and shares held by family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment powers. Includes shares that may be acquired within 60 days upon the exercise of stock options held by individuals as follows: Dr. Cooke, 3,250 shares; Mr. Winfree, 1,500 shares; Mr. Smith, 1,650 shares; executive officers as a group, 12,500 shares. Includes shares held solely by the spouse of individuals as follows: Dr. Cooke, 3,666 shares; Mr. Elmore, 2,372 shares; Mrs. Hickok, 1,650 shares; Mr. Smith, 1,600 shares; executive officers as a group, 6,671 shares. Includes shares held jointly with another person, with shared voting power and investment power, by individuals as follows: Mr. Bonin, 30,250 shares; Dr. Cooke, 28,500 shares; Mrs. Hickok, 28,814 shares; Mr. Smith, 2,676 shares; executive officers as a group, 19,280 shares. Includes shares held by the children of individuals as follows: Mr. Winfree, 515 shares; executive officers as a group, 350 shares. Includes shares held in the capacity of a trustee by individuals as follows: Mr. Elmore, 2,000 shares; Mrs. Hickok, 13,726 shares; Mr. Smith, 1,200 shares; executive officers as a group, 6,396 shares.

         The business experience during the last five years of each of the directors is as follows:

         Charles F. Andersen, M.D. Dr. Andersen has been an orthopedic surgeon in private practice in Waynesboro, Virginia since 1974.

         Thomas W. Winfree. Mr. Winfree is President and Chief Executive Officer of the Company and the Bank, positions that he has held since October 1995. From 1984 to 1995, he was President and Chief Executive Officer of Jefferson Savings and Loan Association.

         Charles W. Fairchilds. Mr. Fairchilds has been President of Allied Ready Mix Co., Waynesboro, Virginia, since 1987.

         Kenneth L. Elmore. Mr. Elmore has been a partner of Elmore, Hupp & Co., a certified public accounting firm since 1991. Mr. Elmore has been a certified public accountant for over 30 years.

         James R. Cooke, Jr., D.D.S. Dr. Cooke has been a practicing dentist in Staunton, Virginia since 1965.

         Jane C. Hickok. Mrs. Hickok was elected as Vice Chairman of the Board in October 1994. She had previously retired as President and Chief Executive Officer of the Bank in October 1994 after serving since 1984. Mrs. Hickok had also retired as President and Chief Executive Officer of the Company in January 1995, but continued to serve as a director of the Company and the Bank. Mrs. Hickok was elected as a director of Community Federal Savings Bank in 1983 and as a director of the Company in 1990 when it became the holding company of the Bank. Prior to that time, Mrs. Hickok was an Executive Vice President and Vice President of the Bank.

         Dale C. Smith. Mr. Smith has been the General Manager and Chief Executive Officer of Augusta Cooperative Farm Bureau, a farm supply and retail store.

         Richard E. Bonin. Mr. Bonin retired as Vice President - Operations of American Safety Razor Company, a manufacturer of wet shaving products in 1987 after 10 years of service.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         Meetings of the Company. During the Company's fiscal year ended March 31, 1996, the Board of Directors of the Company held 15 meetings. No director attended fewer than 75% of the meetings that the Board of Directors of the Company and committees on which such Board member served during fiscal 1996. The following is a description of the committees of the Board of Directors of the Company.

         The Executive and Long Range Planning Committee is responsible for formulating future plans and discussing objectives and corporate goals. The current committee members are directors Andersen, Bonin, Winfree and Elmore. During the Company's fiscal year ended March 31, 1996, no meetings of this committee were held.

         The Stock Option Committee is responsible for administering the Company's stock option plan. The current committee members are directors Bonin, Cooke and Smith. During the year ended March 31, 1996, no meetings of this committee were held.

         Meetings of the Bank. During the year ended March 31, 1996, the Board of Directors of the Bank held 15 meetings. No director attended fewer than 75% of the total meetings of such Board of Directors and committees on which such Board member served during this period. Directors who are not employees of the Bank receive a fee of $700 per month whether or not they attend Board meetings. The Chairman of the Board receives a fee of $1,400 per month.

         The Bank, as the principal subsidiary of the Company, also has established various committees composed of certain members of the Board of Directors of the Bank. Except for the Chairman of the Board, members of such committees are paid $50 for each committee meeting they attend. Set forth below is a description of the principal committees formed by the Board of Directors of the Bank.

         The Loan Committee, currently composed of the Chairman of the Board of Directors, the President, the Loan Department Manager of the Bank and the Chief Financial Officer, meets as needed to approve loan applications in the range of $100,000 to $150,000. During fiscal 1996 the Loan Committee met 15 times.

         The Executive and Long-Range Planning Committee is currently composed of directors Andersen, Bonin, Winfree and Elmore. The Long-Range Planning Committee was formed in 1986 for the purpose of formulating future plans for physical plant needs, branching possibilities, funding and liquidity levels and discussions of objectives and corporate goals. This committee held no meetings during the year ended March 31, 1996.

         The Compensation and Benefits Committee is currently composed of directors Cooke, Hickok, Winfree and Smith. This committee is responsible for determining compensation and benefits for all officers of the Bank. This committee held two meetings during the year ended March 31, 1996.

         Neither the Company nor the Bank have standing audit or nominating committees. The full Board of Directors of the Company acts as the nominating committee for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by others, it has neither actively solicited recommendations for nominees nor established any procedures for this purpose.

EXECUTIVE COMPENSATION

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Bank and its subsidiaries.

         The present executive officers of the Company also currently hold the same positions with the Bank and have received compensation from the Bank. The following table sets forth the compensation paid or granted by the Company and its subsidiaries for services rendered during the periods indicated to its current and former Chief Executive Officers. No other executive officer received annual compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                         Long Term
                                                Annual Compensation    Compensation

                                                                                             All Other
     Name and                                                     Bonus      Options/      Compensation
  Principal Position              Year          Salary ($)         ($)       SARs (#)        ($) (a)
  ------------------              ----          ----------         ---       --------        -------
THOMAS W. WINFREE                 1996            45,000           4,500       11,500             96
- - President, Chief
Executive Officer and
Director of the Company
and the Bank

JANE C. HICKOK - Vice             1996            55,717            --           --            1,518
Chairman of the Board,            1995            82,300           4,950         --            2,433
Former President and              1994            99,000            --           --            3,049
Chief Executive Officer of
the Company and the Bank

OSCAR H. BEASLEY, III             1996            14,250            --           --           71,425
- - Former President, Chief         1995            71,667          10,700         --              951
Executive Officer and
Director of the Company
and the Bank

- --------------------

         (a) Represents the Company's contributions of $1,438 and $2,289 to the Employee Stock Ownership Agreement and/or the Company's 401(k) Agreement on behalf of Mrs. Hickok and $80 and $144 in premiums for a term life insurance policy maintained on behalf of Mrs. Hickok in 1996 and 1995, respectively. Represents the Company's contributions of $143 and $759 to the Employee Stock Ownership Agreement and/or the Company's 401(k) Agreement on behalf of Mr. Beasley and $32 and $192 in premiums for a term life insurance policy maintained on behalf of Mr. Beasley in 1996 and 1995, respectively. Amount for 1996 also includes $71,250 of severance pay. Mr. Beasley resigned as President, Chief Executive Officer and Director of the Company and Bank effective May 22, 1995 in order to pursue other opportunities. Represents premiums for a term life insurance policy maintained on behalf of Mr. Winfree in 1996.

         The following table sets forth certain information concerning grants of stock options pursuant to the Company's 1987 Stock Option and Incentive Plan to the named officers for the fiscal year ended March 31, 1996. No stock appreciation rights or limited stock appreciation rights were granted to any director or executive officer under the Company's 1987 Stock Option and Incentive Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            Potential Realizable
                                                                                              Value at Assumed
                                                                                           Annual Rates of Stock
                                                                                           Price Appreciation for
                                               Individual Grants (a)                            Option Term

                                      Percent of Total
                        Options/          Options/
                          SARs          SARs Granted           Exercise
                        Granted       to Employees in            Price           Expiration
          Name            (#)         Fiscal Year (a)        ($/Share) (b)          Date        5% ($)      10%($)
          ----            ---         ---------------        -------------          ----        ------      ------

Thomas W. Winfree       10,000             35.6                 16.50            10/02/05       103,800    263,000
                         1,500              5.3                 20.00            03/27/06        18,870     47,805


- -------------------

(a) Options to purchase 28,100 shares of Common Stock were granted to employees of the Company during the fiscal year ended March 31, 1996.

(b) Stock options were awarded at the fair market value of the shares of Company Common Stock at the date of award.

         The following table sets forth certain information concerning the number and value of stock options at March 31, 1996, held by the Company's current Chief Executive Officer. The Company's former Chief Executive Officers exercised no stock options in the last fiscal year and held no unexercised options at March 31, 1996.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                 OPTION VALUES


                                                                                                             Value of
                                                                         Number of                          Unexercised
                                                                        Unexercised                        In-the-Money
                                                                         Options at                         Options at
                                                                         FY-End (#)                        FY-End ($)(1)

                             Shares
                            Acquired
                               on              Value
           Name           Exercise (#)      Realized ($)     Exercisable      Unexercisable     Exercisable     Unexercisable
           ----           ------------      ------------     -----------      -------------     -----------     -------------
Thomas W. Winfree              -0-              -0-             1,500            10,000             -0-             35,000


- -----------

         (1) Value is based upon $20.00, the average of the bid and asked price per share of the Company's Common Stock as reported on the Nasdaq Small-Cap Stock Market on March 31, 1996, less the exercise price.

CERTAIN TRANSACTIONS

         The Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees for the financing of their personal residences as well as consumer loans. The loans to executive officers and directors are made in the ordinary course of business on the same terms and conditions, as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to federal regulations restricting loan and other transactions with affiliated persons of the Bank. Loans to all directors and executive officers and their associates, including outstanding balances and commitments, totaled $419,975 at March 31, 1996.

EXECUTIVE OFFICERS

         The executive officers of the Company are the following persons:

         Thomas W. Winfree, age 51. Mr. Winfree is President and Chief Executive Officer of the Company and the Bank, positions that he has held since November 1995. From 1984 to 1995, he was President and Chief Executive Officer of Jefferson Savings and Loan Association.

         R. Jerry Giles, age 47. Mr. Giles is a Vice President of the Company and has been its Chief Financial Officer since April 1994. From August 1992 to March 1994, Mr. Giles was an associate of Jerry W. Taylor, CPA, a public accounting practice in Hopewell, Virginia. From October 1991 to August 1992, Mr. Giles was controller of Alabama Labels, a printing company in Birmingham, Alabama. From October 1990 to October 1991, Mr. Giles was a life insurance agent with New York Life Insurance Company in Hopewell, Virginia.

         Angel Negron, Jr., age 49. Mr. Negron has been Vice President - Director of Lending of the Company and of the Bank since February 1996. From April 1974 to February 1996, Mr. Negron was a Commercial Relationship Manager and Vice President with NationsBank in Harrisonburg, Virginia.

         Shirley R. Lovegrove, age 57. Ms. Lovegrove has been Vice President - Operations of the Company and of the Bank since July 1985.

         Paul Kevin Martin, age 32. Mr. Martin has been Vice President - Administration of the Company and of the Bank since March 1996, and was Assistant Vice President and Branch Manager of the Company and of the Bank from October 1991 to March 1996.

EMPLOYMENT AGREEMENT

         Thomas W. Winfree and the Bank are parties to an agreement for a term beginning October 1, 1995, and ending March 31, 1997. Under the terms of the agreement, Mr. Winfree will be entitled to a severance payment in the event that Mr. Winfree is involuntarily terminated from his position in connection with or within 12 months of a change in control of the Bank or of the Company, unless his termination is for cause. The amount of the severance payment will equal 18 months of Mr. Winfree's then current salary. As of May 31, 1996, the cash amount payable to Mr. Winfree if his employment terminated in connection with or after a change in control would be $157,500. Mr. Winfree and the Company have agreed that the Reorganization will not be considered a change of control for purposes of interpreting or applying his agreement.

COMPLIANCE WITH SECTION 16(a)

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of the common stock of the Company, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during 1995, all filing requirements applicable to its officers and directors were complied with except that Lawrence F. Smith, former Vice President in Charge of Lending, inadvertently failed to file a report covering the sale of 13,910 shares of Company Common Stock on November 7, 1995 at $17 per share. Mr. Smith's employment with the Company ended in December 1995.

                                  PROPOSAL II

                      AGREEMENT AND PLAN OF REORGANIZATION

Description of the Agreement

         The Board of Directors of the Company has approved the proposed Agreement whereby a reincorporation in Virginia would be accomplished by merging the Company into CFC Virginia and converting each share of Company Common Stock into one share of CFC Virginia Common Stock. CFC Virginia has recently been organized at the direction of the Company to facilitate the Reorganization. The full text of the Agreement is attached hereto as Exhibit A, and shareholders of the Company are urged to read it carefully.

         Following the Reorganization, the Company's wholly owned subsidiary, Community Federal Savings Bank, will operate under its present name and will conduct its business in the same manner as at present, with the same directors, officers and personnel.

No Surrender of Stock Certificates

         After the effective date of the Reorganization (as further defined hereinafter, the "Effective Date"), certificates that represent shares of Company Common Stock will automatically represent the same number of shares of CFC Virginia Common Stock.

         SHAREHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES .

         All CFC Virginia Common Stock issued as a result of the Reorganization will be deemed issued as of the Effective Date. After the Effective Date, shareholders of the Company will be entitled to vote the number of shares of CFC Virginia Common Stock into which their shares of Company Common Stock have been converted.

Reasons for the Reorganization

         The principal reason for the Reorganization is to avoid the Delaware franchise tax. Currently, the Company's Delaware franchise tax is $20,400 per year and would increase if the Company's authorized shares of Common or Preferred Stock increased. By reincorporating in Virginia, the annual fee payable by CFC Virginia would be a maximum of $2,500, regardless of the number of authorized shares. Additionally, the Company and its wholly-owned subsidiary, Community Federal Savings Bank, conduct substantially all of their operations in Virginia. Neither conducts operations in Delaware.

         The Company does not expect that the Reorganization will have any impact on its operations or the operations of Community Federal Savings Bank.

Effect on Stock Options

         At the Effective Date, the stock options of the Company, by virtue of the Reorganization, will become stock options of CFC Virginia. Stock options with respect to shares of Company Common Stock granted and outstanding prior to consummation of the Reorganization will automatically become options to purchase the same number of shares of CFC Virginia Common Stock upon consummation of the Reorganization, upon identical terms and conditions and for an identical price, and CFC Virginia will assume all of the Company's obligations with respect to such outstanding options.

         It is intended that all other employee benefit plans of the Company and the employment arrangements with executive officers will be unchanged by the Reorganization.

Management Remuneration

         It is not anticipated that separate compensation will be paid to the officers of CFC Virginia until such time as the officers of CFC Virginia devote significant time to the separate management of CFC Virginia's affairs, which is not expected to occur unless CFC Virginia becomes actively involved in additional businesses. CFC Virginia may determine that such compensation is appropriate in the future, however.

         Upon consummation of the Reorganization, all rights to purchase, sell or receive Company Common Stock and all rights to elect to make payment in Company Common Stock under any agreement between the Company and any director, officer or employee thereof or under any other stock or option plan or program of the Company shall automatically, by operation of law, be converted into and shall become an identical right to make payment in CFC Virginia Common Stock under any such agreement between the Company and any director, officer or employee thereof or under such plan or program of the Company.

Market for Common Stock

         Because CFC Virginia is a newly formed corporation and there is currently no established trading market for its securities, no information can be provided as to historical market prices for CFC Virginia Common Stock.

         The Company's Common Stock trades in the Nasdaq SmallCap Market under the symbol "CFFC". The following table sets forth the high and low bid and ask prices of the Common Stock for the period April 1, 1994 to March 31, 1996.

                                        BID                      ASK

Year Ended                         High       Low          High       Low
March 31,

1996

Fourth Quarter....................$18.00    $15.00        $20.00    $18.00

Third Quarter..................... 15.00     14.00         18.00     18.00

Second Quarter.................... 15.13     13.50         18.00     16.00

First Quarter..................... 13.50     12.00         16.00     14.00



1995

Fourth Quarter.................... 12.00     12.00         14.00     14.00

Third Quarter..................... 12.50     12.00         13.50     13.50

Second Quarter.................... 12.00     11.00         13.50     12.50

First Quarter..................... 11.00     10.13         12.50     11.63



Anticipated Dividend Policy

       The Reorganization is not expected to affect dividend policy. Holders of CFC Virginia Common Stock will be entitled to receive dividends when, as and if declared by the Board of Directors of CFC Virginia out of funds legally available therefor. It is the current policy of the Board of Directors to determine on a quarterly basis whether or not to pay a quarterly dividend. Approximately 25% of the Company's net income has been paid out in the form of dividends in recent quarters. This policy could change from time to time and there are no assurances that dividends in the future will remain the same.

         After consummation of the Reorganization, dividends received from Community Federal Savings Bank will be CFC Virginia's primary source of funds for the payment of dividends because CFC Virginia will have no significant source of income other than such dividends.

         The timing and amount of future dividends will be within the discretion of the Board of Directors of CFC Virginia and will depend on the consolidated earnings, financial condition, liquidity and capital requirements of CFC Virginia and its subsidiaries, applicable governmental regulations and policies and other factors deemed relevant by the Board of Directors.

Resales of CFC Virginia Stock

         CFC Virginia Common Stock to be issued to shareholders of the Company in connection with the Reorganization will be freely transferable by those shareholders not deemed to be "affiliates" of CFC Virginia or the Company. Affiliates are generally defined as persons who control, are controlled by, or are under common control with CFC Virginia or the Company.

         Shares of CFC Virginia Common Stock acquired by a person who is an affiliate of CFC Virginia will be subject to the resale restrictions of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"). Under Rule 144, each affiliate of CFC Virginia who complies with the other conditions of Rule 144 (including those that require the affiliate's sales to be aggregated with those of certain other persons) would be able to sell in the public market, without registration, a number of shares not to exceed, in any three-month period, the greater of (i) 1% of the outstanding shares of CFC Virginia Common Stock or (ii) the average weekly trading volume in such shares during the preceding four calendar weeks. The ability of affiliates to resell shares of CFC Virginia Common Stock received in the Reorganization under Rule 144 will be subject to CFC Virginia having satisfied its Exchange Act reporting requirements for specified periods prior to the time of sale. Affiliates would be permitted to resell CFC Virginia Common Stock received in the Reorganization pursuant to an effective registration statement under the Securities Act or an available exemption from the Securities Act registration requirements.

Anticipated Effective Date

         If the holders of a majority of the outstanding shares of the Company approve the Agreement, it will become effective upon satisfaction of certain conditions and the receipt of the required regulatory approvals, including approval by the OTS. When the Virginia State Corporation Commission and the Secretary of State of Delaware each has issued a Certificate of Merger, the Reorganization will become effective (the "Effective Date"). Subject to receipt of all requisite regulatory approvals and the satisfaction of all other conditions of the Reorganization, the parties believe the Reorganization will be effective on or about September 1, 1996.

Abandonment or Amendment of the Agreement

         Consummation of the Reorganization is subject to certain conditions as specified in the Agreement, including obtaining the required votes and various regulatory approvals. The Agreement may be abandoned by the affirmative vote of a majority of the Board of Directors of either the Company or CFC Virginia, whether or not the shareholders of the Company or CFC Virginia have cast their votes with regard thereto. The Agreement may be amended by the mutual consent of the respective Boards of Directors of the Company and CFC Virginia upon approval of the amendment by a majority of the directors of each Board. However, the consideration to be received by holders of Company Common Stock cannot be changed after such shareholders have approved the Agreement.

Accounting for the Transaction

         Upon consummation of the Reorganization, the historical financial statements of the Company will become the historical financial statements of CFC Virginia. Total shareholders' equity will be unchanged as a result of the Reorganization, except to the extent that shareholders exercise their dissenters' rights.

Federal Income Tax Consequences

         The parties to the Reorganization contemplate that it will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Reorganization will have the following federal income tax consequences:

         (1) No gain, loss or income will be recognized by the Company or CFC Virginia;

         (2) No gain or loss will be recognized by the holders of Company Common Stock upon the conversion of their Company Common Stock to CFC Virginia Common Stock;

         (3) The basis of CFC Virginia Common Stock received by the shareholders of the Company in the Reorganization will be the same as the basis of the Company Common Stock surrendered and exchanged therefor;

         (4) The holding period of CFC Virginia Common Stock to be received by the shareholders of the Company in the Reorganization will include the period during which the Company Common Stock surrendered in exchange therefor was held, provided such Company Common Stock was held as a capital asset on the date of the exchange; and

         (5) Holders of Company Common Stock who exercise their dissenter's rights will generally recognize gain or loss equal to the difference between the amount of money received and their adjusted basis in the Company Common Stock held immediately before the effective date of the Reorganization.

         Each holder of Company Common Stock should consult his or her own independent tax counsel about the specific federal, state and local tax consequences to such shareholder of the Reorganization.

Rights of Dissenting Shareholders

         If the proposed Reorganization is approved, dissenting shareholders of the Company will be entitled to demand an appraisal by the Delaware Court of Chancery of the fair value of their stock exclusive of any element of value arising from the accomplishment or expectation of the Reorganization, together with a fair rate of interest, if any, to be paid thereon.

         Each holder of record of Company Common Stock who intends to perfect his right to dissent, and thereby receive the fair value of his shares of Company Common Stock, must satisfy all of the following conditions.

         1. Submit a written demand for appraisal of his shares of Company Common Stock prior to the taking of the vote on the Reorganization at the Annual Meeting. He must not have voted any of his shares in favor of the Reorganization; however, a shareholder who complies with the procedure to dissent will not waive his appraisal rights by abstaining from voting or failing to vote against the Reorganization. Merely voting, or delivering a proxy directing a vote, against the approval and adoption of the Agreement will not satisfy this condition; a written demand by the shareholder of record (or his duly authorized representative) for appraisal is essential. The demand cannot be made by a beneficial owner if he does not own the shares of record. The written demand must be signed exactly as the shareholder's name appears on the certificate representing his shares or on the form of proxy accompanying his copy of this Proxy Statement. A demand for the appraisal of shares owned jointly by more than one person must identify and be signed by all such persons. Any person signing a demand for appraisal on behalf of a partnership or corporation or in any other representative capacity (such as attorney-in-fact, executor, administrator, trustee or guardian) must indicate his title and, if the Company so requests, must furnish written proof of his capacity and his authority to sign the demand. Demands for appraisal should be sent to Community Financial Corporation, Attention: Sarah A. Ralston, 38 N. Central Avenue, Staunton, Virginia 24401. CFC Virginia will notify each dissenting shareholder of CFC Delaware of the Effective Date within 10 days thereafter.

         2. Within 120 days after the Effective Date, file a petition in the Court of Chancery demanding a determination of the value of the shares of Company Common Stock held by all dissenting shareholders. If the shareholder does not file the action within 120 days after the Effective Date, his right to dissent will be deemed waived.

         3. At any time within 60 days after the Effective Date, any dissenting shareholder shall have the right to withdraw his demand for appraisal and to accept the terms described in the Agreement.

         4. Within 120 days after the Effective Date, a dissenting shareholder, upon written request, shall be entitled to receive from CFC Virginia a statement setting forth the aggregate number of shares not voted in favor of the Reorganization and with respect to which demands for appraisal have been received and the aggregate number of such shares.

         5. The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable. Upon application of a shareholder, the Court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of the shares entitled to an appraisal.

         THE FOREGOING IS ONLY A SUMMARY OF THE RIGHTS OF A DISSENTING HOLDER OF SHARES OF COMPANY COMMON STOCK. ANY HOLDER OF SHARES OF COMPANY COMMON STOCK WHO INTENDS TO DISSENT FROM THE REORGANIZATION SHOULD CAREFULLY REVIEW THE TEXT OF THE APPLICABLE PROVISIONS OF SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW SET FORTH IN EXHIBIT B HERETO AND SHOULD ALSO CONSULT WITH SUCH HOLDER'S ATTORNEY. THE FAILURE OF A HOLDER OF SHARES OF COMPANY COMMON STOCK TO FOLLOW PRECISELY THE PROCEDURES SUMMARIZED ABOVE, AND SET FORTH IN EXHIBIT B, MAY RESULT IN THE LOSS OF DISSENTER'S RIGHTS. NO FURTHER NOTICE OF EVENTS GIVING RISE TO DISSENTER'S RIGHTS OR ANY STEPS ASSOCIATED THEREWITH WILL BE FURNISHED TO HOLDERS OF SHARES OF COMPANY COMMON STOCK, EXCEPT AS INDICATED ABOVE OR OTHERWISE REQUIRED BY LAW.

Certain Differences in Rights of Shareholders

         Descriptions of Company Common Stock and CFC Virginia Common Stock are contained herein under the headings "THE COMPANY - Description of Capital Stock", and "CFC VIRGINIA - Description of Capital Stock," respectively.

         As a result of the Reorganization, holders of the Company Common Stock, whose rights are presently governed by Delaware law and the Certificate of Incorporation and Bylaws of the Company would become shareholders of CFC Virginia, a Virginia corporation. Accordingly, their rights would be governed by Virginia law and the Articles of Incorporation and Bylaws of CFC Virginia.

         The following discussion is only a summary and is not intended as a complete description of all of the provisions in the Articles of Incorporation and Bylaws of CFC Virginia that may affect the rights of shareholders. The Articles of Incorporation and Bylaws of CFC Virginia, attached hereto as Exhibits C and D, respectively, are incorporated herein by reference and should be carefully reviewed.

         Capital Stock. The Articles of Incorporation of CFC Virginia authorize the issuance of 10,000,000 shares of CFC Virginia Common Stock and 3,000,000 shares of CFC Virginia Preferred Stock without further shareholder approval. The Certificate of Incorporation of the Company authorizes the issuance of 3,000,000 shares of Company Common Stock and 1,000,000 shares of Company Preferred Stock without further shareholder approval. The increased number of authorized capital stock will enhance the flexibility of CFC Virginia to engage in a variety of business transactions, including possible acquisitions, stock splits, corporate financings and issuances of shares in connection with employee benefit programs. CFC Virginia's larger number of authorized shares of capital stock could be used by the Board of Directors of CFC Virginia to impede persons seeking to gain control of CFC Virginia if the Board of Directors considered the actions of such person not to be in the best interests of the shareholders of CFC Virginia. However, the Company also has a substantial number of authorized, but unissued shares of Common Stock and Preferred Stock that could be used for the same purpose. For example, the issuance of additional authorized shares of capital stock in general could be used to dilute the stock ownership of a person or entity seeking to obtain control of CFC Virginia. Such issuance of additional capital stock, whether or not in connection with a contest for control, would in most cases, dilute the voting power of each shareholder and may dilute earnings and book value on a per share basis. CFC Virginia also could issue Preferred Stock that has more than one vote per share or that could vote as a class on (and thereby block) mergers or other transactions, thereby limiting the ability to control CFC Virginia merely through acquisition of shares of Common Stock. A large number of shares of Common or Preferred Stock also could be privately placed with purchasers friendly to CFC Virginia in opposing a hostile takeover bid. In any such situation, each director of CFC Virginia would be required to discharge his duties in accordance with his good faith business judgment of the best interests of the corporation.

         Except for the shares of CFC Virginia Common Stock to be issued in the Reorganization, CFC Virginia has no current plans to issue shares of capital stock.

         Voting Rights. Neither the Articles of Incorporation of CFC Virginia nor the Certificate of Incorporation of the Company provide that shareholders have cumulative voting rights in the election of directors. The absence of cumulative voting allows holders of a majority of the outstanding shares of voting stock to elect the entire Board of Directors.

         The holders of Company Common Stock have the right to vote on certain business combinations to which the Company is a party or any proposed sale, lease, exchange or other disposition of all or substantially all of the property of the Company. Holders of CFC Virginia Common Stock have the same rights with respect to business combinations and any such asset sales to which CFC Virginia is a party.

         Payment of Dividends. The ability of the Company to pay dividends on its capital stock is restricted by Delaware law and, indirectly, by OTS regulations. See "AGREEMENT AND PLAN OF REORGANIZATION Anticipated Dividend Policy." The restrictions on the ability of Community Federal Savings Bank, as a federal savings bank, to pay dividends also will indirectly affect CFC Virginia in the same manner because dividends received from the Bank will be CFC Virginia's primary source of funds for the payment of dividends to shareholders of CFC Virginia.

         Under the Delaware General Corporation Law, a Delaware corporation may pay dividends out of its surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the corporation, however, has been diminished by depreciation in the value of its property, or by losses, to an amount that is less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, the directors of the corporation cannot declare and pay out of the net profits any dividends on any shares of any classes of its capital stock until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets has been repaired.

         The ability of CFC Virginia to pay dividends also is limited by restrictions imposed by the Virginia Stock Corporation Act on Virginia corporations. In general, dividends paid by a Virginia corporation may be paid only if, after giving effect to the distribution, (i) the corporation is still able to pay its debts as they become due in the usual course of business, or
(ii) the corporation's total assets are greater than or equal to the sum of its total liabilities plus (unless the corporation's articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights, upon the dissolution, of shareholders whose preferential rights are superior to those receiving the distribution.

         Directors. The Bylaws of the Company and CFC Virginia each provide that the Board of Directors shall consist of eight members. There are currently eight directors of the Company and CFC Virginia.

         Filling Vacancies on the Board. Vacancies on the Board of Directors of CFC Virginia, including a vacancy resulting from an increase in the number of directors, can be filled only by the Board. A vacancy on the Board of Directors of the Company, including a vacancy resulting from an increase in the number of directors, can be filled only by the Board.

         Removal of Directors. The Certificate of Incorporation of the Company and the Articles of Incorporation of CFC Virginia each provide that directors may be removed from office, with cause, by the affirmative vote of holders of a majority of the shares entitled to vote at an election of directors.

         Liability and Indemnification of Directors, Officers and Employees. Under the Articles of Incorporation of CFC Virginia, the liability of officers and directors to CFC Virginia is eliminated to the fullest extent permitted by Virginia law. Under Virginia law, the liability of an officer or director cannot be limited or eliminated if the officer or director engages in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation of the market for any security.

         Under the Restated Certificate of Incorporation of the Company, the liability of directors to the Company is eliminated to the fullest extent permitted by Delaware law. Under Delaware law, the liability of a director cannot be limited or eliminated if the director engages in any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, willful or negligent misconduct in the unlawful payment of dividends or repurchase of stock, or any transaction from which the director derives an improper personal benefit.

         To the fullest extent permitted by Virginia law, CFC Virginia's Articles of Incorporation require it to indemnify any director or officer who is made a party to any proceeding because he or she was or is a director or officer of CFC Virginia against any liability, including reasonable expenses and legal fees, incurred in the proceeding. Under the CFC Virginia Articles of Incorporation, "proceeding" is broadly defined to include pending, threatened or completed actions of all types, including actions by or in the right of CFC Virginia. Similarly, "liability" is defined to include, not only judgments, but also settlements, penalties, fines and certain excise taxes. The CFC Virginia Articles of Incorporation also provide that it may, but is not obligated to, indemnify its other employees or agents. CFC Virginia must indemnify any person who is or was serving at the written request of CFC Virginia as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the full extent provided by Virginia law. The indemnification provisions also require CFC Virginia to pay reasonable expenses incurred by a director or officer of CFC Virginia in a proceeding in advance of the final disposition of any such proceeding, provided that the indemnified person undertakes to repay CFC Virginia if it is ultimately determined that such person was not entitled to indemnification. Virginia law does not permit indemnification against willful misconduct or a knowing violation of the criminal law.

         The Restated Certificate of Incorporation of CFC Delaware also provides for indemnification of officers and directors to the fullest extent permitted by Delaware law. Under Delaware law, a Delaware corporation may indemnify any officer or director for reasonable expenses incurred in any legal proceeding if the officer or director acted in good faith and in a manner that the officer or director reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         The rights of indemnification provided in CFC Virginia's Articles of Incorporation are not exclusive of any other rights which may be available under any insurance or other agreement, by vote of shareholders or disinterested directors or otherwise. In addition, the Articles of Incorporation authorize CFC Virginia to maintain insurance on behalf of any person who is or was a director, officer, employee or agent of CFC Virginia, whether or not CFC Virginia would have the power to provide indemnification to such person.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling CFC Virginia pursuant to the foregoing provisions, the Company and CFC Virginia have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefor unenforceable.

         Special Meetings of Shareholders. Under the Certificate of Incorporation and Bylaws of the Company, a special meeting of shareholders may be called by the Chairman of the Board, the President or a majority of the Board of Directors and must be called upon the written request of holders of at least 10% of the shares entitled to vote at the meeting, except that a special meeting of shareholders relating to a change of control of the Company or amendments to its Certificate of Incorporation may be called only at the direction of the Board of Directors. The provision of the Bylaws of CFC Virginia that addresses special meetings of shareholders is consistent with the Certificate of Incorporation and Bylaws of the Company.

         Amendment of Governing Instruments. Under Delaware law, the Certificate of Incorporation of the Company can be amended only if the amendment is approved by holders of a majority of the issued and outstanding shares of stock entitled to vote. The Articles of Incorporation of CFC Virginia also can be amended by the vote of holders of a majority of the issued and outstanding shares of each voting group of CFC Virginia entitled to vote.

         The Bylaws of the Company and CFC Virginia generally may be amended by either the Board of Directors or the shareholders by a majority vote.

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BY THE SHAREHOLDERS OF THE COMPANY WILL BE DEEMED TO BE APPROVAL OF THE ARTICLES OF INCORPORATION AND THE BYLAWS OF CFC VIRGINIA BY THE SHAREHOLDERS OF THE COMPANY.

         Mergers, Consolidations and Sales of Assets. Under Delaware law and the Certificate of Incorporation of the Company, a plan of merger or a direct or indirect sale, lease, exchange or other disposition of all or substantially all of the property of the Company must be approved by holders of a majority of the outstanding shares of each class of stock entitled to vote. Under the Articles of Incorporation of CFC Virginia, such transactions and any share exchange in which shares of CFC Virginia stock are acquired by another corporation must be approved by holders of a majority of the issued and outstanding shares of each voting group entitled to vote. Additionally, consistent with Virginia law, the Board of Directors of CFC Virginia may condition its submission of such plan of merger or share exchange or such a sale or disposition of assets to the shareholders on any basis, including the requirement of a greater vote than the required vote described above.

Certain Virginia Laws

         The Virginia statutes described below under "Affiliated Transactions" and "Control Share Acquisitions" have the general purpose of deterring certain corporate takeovers.

         Affiliated Transactions. The Virginia Stock Corporation Act (the "Virginia Act") contains provisions governing "Affiliated Transactions." Affiliated Transactions include certain mergers and share exchanges, certain material dispositions of corporate assets not in the ordinary course of business, any dissolution of a corporation proposed by or on behalf of an Interested Shareholder (as defined below), and reclassifications, including reverse stock splits, recapitalizations or mergers of a corporation with its subsidiaries, or distributions or other transactions which have the effect of increasing the percentage of voting shares beneficially owned by an Interested Shareholder by more than 5%. For purposes of the Virginia Act, an Interested Shareholder is defined as any beneficial owner of more than 10% of any class of the voting securities of a Virginia corporation.

         Subject to certain exceptions discussed below, the provisions governing Affiliated Transactions require that, for three years following the date upon which any shareholder becomes an Interested Shareholder, any Affiliated Transaction must be approved by the affirmative vote of holders of two-thirds of the outstanding shares of the corporation entitled to vote, other than the shares beneficially owned by the Interested Shareholder, and by a majority (but not less than two) of the Disinterested Directors (as defined below). A Disinterested Director is defined in the Virginia Act as a member of a corporation's board of directors who (i) was a member before the later of January 1, 1988 or the date on which an Interested Shareholder became an Interested Shareholder and (ii) was recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the corporation's board of directors. At the expiration of the three year period after a shareholder becomes an Interested Shareholder, these provisions require approval of the Affiliated Transaction by the affirmative vote of the holders of two-thirds of the outstanding shares of the corporation entitled to vote, other than those beneficially owned by the Interested Shareholder.

         The principal exceptions to the special voting requirement apply to Affiliated Transactions occurring after the three year period has expired and require either that the transaction be approved by a majority of the corporation's Disinterested Directors or that the transaction satisfy certain fair price requirements of the statute. In general, the fair price requirements provide that the shareholders must receive the higher of: the highest per share price for their shares as was paid by the Interested Shareholder for his or its shares, or the fair market value of the shares. The fair price requirements also require that, during the three years preceding the announcement of the proposed Affiliated Transaction, all required dividends have been paid and no special financial accommodations have been accorded the Interested Shareholder, unless approved by a majority of the Disinterested Directors.

         None of the foregoing limitations and special voting requirements applies to a transaction with an Interested Shareholder who has been an Interested Shareholder continuously since the effective date of the statute (January 26, 1988) or who became an Interested Shareholder by gift or inheritance from such a person or whose acquisition of shares making such person an Interested Shareholder was approved by a majority of the Disinterested Directors of the corporation.

         These provisions were designed to deter certain takeovers of Virginia corporations. In addition, the Virginia Act provides that, by affirmative vote of a majority of the voting shares other than shares owned by any Interested Shareholder, a corporation may adopt, by meeting certain voting requirements, an amendment to its articles of incorporation or bylaws providing that the Affiliated Transactions provisions shall not apply to the corporation. CFC Virginia has not adopted such an amendment.

         Control Share Acquisitions. The Virginia Control Share Acquisitions statute also is designed to afford shareholders of a public company incorporated in Virginia protection against certain types of non-negotiated acquisitions in which a person, entity, or group ("Acquiring Person") seeks to gain voting control of that corporation. With certain enumerated exceptions, the statute applies to acquisitions of shares of a corporation which would result in an Acquiring Person's ownership of the corporation's shares entitled to vote in the election of directors falling within any one of the following ranges: 20% to 33-1/3%, 33-1/3% to 50% or 50% or more (a "Control Share Acquisition"). Shares that are the subject of a Control Share Acquisition ("Control Shares") will not be entitled to voting rights unless the holders of a majority of the "Disinterested Shares" vote at an annual or special meeting of shareholders of the corporation to accord the Control Shares with voting rights. Disinterested Shares do not include shares owned by the Acquiring Person or by officers and inside directors of the target company. Under certain circumstances, the statute permits an Acquiring Person to call a special shareholders' meeting for the purpose of considering granting voting rights to the holders of the Control Shares. As a condition to having this matter considered at either an annual or special meeting, the Acquiring Person must provide shareholders with detailed disclosures about his identity, the method and financing of the Control Share Acquisition and any plans to engage in certain transactions with, or to make fundamental changes to, the corporation, its management or business. Under certain circumstances, the statute grants dissenters' rights to shareholders who vote against granting voting rights to the Control Shares. The Virginia Control Share Acquisitions statute also enables a corporation to make provision for redemption of Control Shares with no voting rights. A corporation may opt-out of the statute, which CFC Virginia has done, by so providing in its Bylaws. Such Bylaw provision may be amended by the Board of Directors of CFC Virginia. Among the acquisitions specifically excluded from the statute are acquisitions to which the corporation is a party and which, in the case of mergers or share exchanges, have been approved by the corporation's shareholders under other provisions of the Virginia Act.

         MANAGEMENT AND THE BOARD OF DIRECTORS OF THE COMPANY BELIEVE THE AGREEMENT IS IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND RECOMMEND A VOTE FOR THE AGREEMENT.

The Company

         History and Business. The Company was incorporated in 1989 and completed its acquisition of the Bank in 1990.

         The Bank, which opened in 1928, offers a wide range of services, including demand and time deposits as well as installment, mortgage and other consumer and commercial real estate lending services.

         The Company's primary trade area covers the Virginia counties of Augusta, Rockingham, Shenandoah, Page, Highland, Albemarle, Bath, Rockbridge and Nelson.

         The Company's main office is located in Staunton, Virginia. The Company operates three banking offices in its primary trade area.

         Dividend Information. It is contemplated that CFC Virginia will, after the consummation of the Reorganization, follow the Company's current policy of determining, on a quarterly basis, whether or not to pay a cash dividend.

         Properties. The headquarters building of the Company was opened after remodeling in 1994, is a two-story building of brick construction, with approximately 17,000 square feet of floor space located in Staunton, Virginia. The office operates 7 teller windows, including a 3 lane drive-up facility. The Company operates three banking offices in its primary trade area.

         Employees. The Company had 28 full-time employees and 7 part-time employees as of March 31, 1996. Employee relations have been good.

         Competition. Within its primary trade area, the Company competes with numerous banks credit unions and savings banks.

         Legal Proceedings. To the Company's knowledge, there is no action, suit, proceeding, arbitration, or investigation, pending or threatened against the Company in any judicial forum or before any administrative body, commission, or governmental department wherein a result unfavorable to the Company would have an adverse effect in a material respect on the Company's business, financial condition, or property.

         Description of Company Common Stock. The capital stock of the Company consists of its Common Stock, $.01 par value, of which a maximum of 3,000,000 shares are authorized and Preferred Stock, $.01, par value of which 1,000,000 shares are authorized. At May 31, 1996 1,271,198 shares of Company Common Stock were issued and outstanding. No shares of Preferred Stock are issued or outstanding.

         The holders of Company Common Stock are entitled to dividends out of funds legally available therefor, when and as declared by the Board of Directors.

         Holders of the Company Common Stock are entitled to one vote for each share held in all matters. Holders do not possess cumulative voting rights in the election of directors. The holders of Company Common Stock do not have preemptive rights to subscribe for and purchase additional shares of Company Common Stock.

         The outstanding shares of Company Common Stock are fully paid and non-assessable. In the event of liquidation of the Company, after payment of all debts and expenses, the remaining assets of the Company would be distributed to the holders of Company Common Stock ratably according to the number of shares held by each of them.

         Management. All of the directors of the Company are directors of CFC Virginia and vice versa. All of the executive officers of CFC Virginia also are executive officers of the Company.

CFC Virginia

         Description of Capital Stock. The Articles of Incorporation of CFC Virginia authorize the issuance of 10,000,000 shares of Common Stock, par value $.01 per share and 3,000,000 shares of Preferred Stock, par value $.01 per share.

         The holders of CFC Virginia Common Stock will be entitled to receive such dividends as may be declared by the Board of Directors and, in the event of liquidation or dissolution, to receive the net assets of CFC Virginia in proportion to their respective holdings.

         Holders of CFC Virginia Common Stock will be entitled to one vote for each share held. The holders of CFC Virginia Common Stock will not possess cumulative voting rights in the election of directors.

         The shares of CFC Virginia Common Stock issued in the Reorganization will be fully paid and non-assessable. No redemption or conversion provisions will be applicable to the stock. Holders of CFC Virginia Common Stock will not have preemptive rights to subscribe for additional shares of stock, and will not be subject to personal liability for any debts of CFC Virginia.

         Capitalization of CFC Virginia. The following table sets forth on a pro forma basis, as of March 31, 1996 the consolidated capitalization of CFC Virginia after the Reorganization:

Stockholders' Equity:

                     Shares outstanding - 1,269,698                 $    12,697

     Preferred Stock:

                     Par value $.01 per share;
                     Shares authorized - 3,000,000

        Common Stock:

                     Par value $.01 per share;
                     Shares authorized - 10,000,000
                     Shares outstanding - none                             -0-

Capital surplus                                                       4,651,634

Retained Earnings                                                    16,206,237

Mark to Market Adjustment for Securities                              1,029,412

Total Stockholders' Equity                                          $21,879,980

         Management. The Company's Board of Directors are currently serving as directors of CFC Virginia, and will continue to serve in that capacity.

                                  PROPOSAL III

                                APPROVAL OF THE
                              1996 INCENTIVE PLAN

         On May 22, 1996, the Board of Directors approved the 1996 Incentive Plan (the "Incentive Plan"). The Incentive Plan is intended to provide a means for directors and selected key employees of the Company to increase their personal financial interest in the Company, thereby stimulating the efforts of these directors and employees and strengthening their desire to remain with the Company. References to the "Company" in this section will include any subsidiary corporation.

         The principal features of the Incentive Plan are summarized below. The summary is qualified by reference to the complete text of the Incentive Plan, as amended, which is attached as Exhibit E.

GENERAL

         The Incentive Plan authorizes the issuance of up to 60,000 shares of the Company Common Stock to assist the Company in recruiting and retaining directors and key management personnel. At May 31, 1996 the market value of the 60,000 shares that will be issuable under the Incentive Plan was $1,200,000. The benefits receivable by employees of the Company under the Incentive Plan are not determinable at this time.

         The following table shows the number of shares of Company Common Stock that will be granted to the non-executive officer directors of the Company under the Incentive Plan if the Incentive Plan is approved by the shareholders.

                               NEW PLAN BENEFITS

         Position                                             Number of Shares

Non-Executive Officer Director Group
(7 persons)                                                          17,500


         Under Article XII of the Incentive Plan, each non-executive officer director will be granted a non-qualified stock option for 2,500 shares of Company Common Stock on the date the Incentive Plan is approved by the shareholders. The option price per share for each grant shall be the fair market value per share on the date of grant. Each such option shall expire ten years after the date of grant or 90 days after the grantee ceases to serve as a director of the Company, whichever occurs first.

         For the year ended March 31, 1996, options to purchase 28,100 shares of Company Common Stock with a total value at March 31, 1996 of $562,000 were granted under the Company's 1987 Stock Option and Incentive Plan. Individual grants to the named executive officers are shown in the Summary Compensation Table.

         The Incentive Plan will permit the award of Incentive Stock Options and Non-Qualified Stock Options to eligible directors, officers and key employees upon such terms as the Stock Option Committee (the "Committee") of the Board of Directors may determine, consistent with the terms of the Incentive Plan.

ADMINISTRATION

         The Incentive Plan is administered by the Committee, which shall be composed of two or more directors. Except for grants to directors under Article XII of the Incentive Plan, the members of the Committee are ineligible to receive awards under the Incentive Plan. The Committee has the sole discretion, subject to certain limitations, to interpret the Incentive Plan; to select Incentive Plan participants; to determine the type, size, terms and conditions of awards under the Incentive Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Incentive Plan. All determinations of the Committee are conclusive. All expenses of administering the Incentive Plan will be borne by the Company.

ELIGIBILITY

         Any officer or employee of the Company or its subsidiaries who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary is eligible to participate in the Incentive Plan. Directors of the Company may also participate in the Incentive Plan.

INDIVIDUAL AGREEMENTS

         The Committee has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Incentive Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts, grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

SHARES AVAILABLE

         Subject to the provisions of the Incentive Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 60,000 shares of authorized by unissued Company Common Stock may be issued pursuant to the Incentive Plan. Any shares of Company Common Stock subject to an Incentive Stock Option or Non-Qualified Stock Option which are not issued prior to the expiration of such awards will again be available for award under the Incentive Plan.

INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS

         The Committee may authorize the grant of either Incentive Stock Options ("ISOs"), as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Stock Options ("NQSOs"), which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Committee but for ISOs will not, in any event, be less than 100 percent of the fair market value of the Company Common Stock on the date the Option is granted; (2) the term of the Option will be fixed by the Committee, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution;
(4) the purchase price of the Company Common Stock upon exercise of an Option will be paid in full to the Company at the time of the exercise of the Option in cash, or at the discretion of the Committee, by surrender to the Company of previously acquired shares of the Company Common Stock, which will be valued at the fair market value of such shares on the date preceding the date the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Committee; (6) the aggregate fair market value (determined on the date of grant) of the shares of the Company Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) the Committee may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or the Company Common Stock of an amount determined in accordance with the Incentive Plan.

CHANGE OF CONTROL

         At the discretion of the Committee, in the event of a Change in Control, any outstanding Option may become fully exercisable and vested to the full extent of the original grant. Under the Incentive Plan a "Change of Control" shall be deemed to have taken place if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of shares of the Company Common Stock having 20% or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

AMENDMENT OR TERMINATION

         The Board may amend or terminate the Incentive Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits to participants under the Incentive Plan, or (iii) materially changes the requirements as to eligibility for participation in the Incentive Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option award outstanding at the time of such amendment is made. No amendment shall be made if it would disqualify the Incentive Plan from the exemption provided by Rule 16b-3.

DURATION OF INCENTIVE PLAN

         No Option may be granted under this Agreement after May 22, 2006. Options granted before May 22, 2006, shall remain valid in accordance with their terms.

TAX STATUS

         Under current Federal income tax laws, the principal Federal tax consequences to participants and to the Company of the grant and exercise of Incentive Stock Options and Non-Qualified Stock Options pursuant to the provisions of the Incentive Plan, are summarized below.

         1. Incentive Stock Options. No income results to a participant upon the grant or exercise of an Incentive Stock Option, provided (1) there is no disqualifying disposition of option stock within two years after grant of the Option or one year after the transfer of such option stock to the participant; and (2) the participant is an employee of the Company or a subsidiary at all times during the period commencing on the date of grant and ending on the date three months (or twelve months in the case of a participant who is totally and permanently disabled) prior to the date of exercise. In the event of a disposition of option stock following the expiration of two years after the grant of the Option and one year after the transfer of such stock to the participant, any gain or loss, equal to the difference between the amount realized upon such disposition and the option price, generally will be taxable as long-term capital gain or loss. In the event of a disqualifying disposition of option stock prior to the expiration of the two or one year holding periods, the participant will recognize ordinary income equal to the excess of the fair market value of the option stock at the time of exercise or the amount realized upon the disqualifying disposition exceeds the fair market value of the option stock at the time of exercise, the excess will be taxable as short-term capital gain. If the amount realized upon the disqualifying disposition is less than the option price, the participant will not recognize ordinary income but will recognize a short-term capital loss equal to the excess of the option price over the amount realized. Gain realized upon the exercise of an Incentive Stock Option will also be taken into account in computing the participant's liability for the alternative minimum tax.

         No deduction is allowable to the Company upon the grant or exercise of an Incentive Stock Option. In the event that a participant recognizes ordinary income as a result of a disqualifying disposition of the option stock, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

         2. Non-Qualified Stock Options. No income is recognized upon the grant of a Non-Qualified Stock Option to a participant assuming that the Option does not have a readily ascertainable fair market value at the time of the grant. The participant recognizes ordinary income upon exercise of the Non-Qualified Stock Option equal to the excess of the fair market value of the option stock on the date of exercise over the option price. If the participant is subject to the provisions of Section 16(b) of the Exchange Act, recognition of income upon exercise and receipt of the Company Common Stock may be postponed until any applicable Section 16(b) holding periods or restrictions have lapsed, unless the participant elects to be taxed at the date of exercise. The Company is allowed a corresponding tax deduction at the time ordinary income is recognized by the participant.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE 1996 INCENTIVE PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

             PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the Annual Meeting of Shareholders, the shareholders will consider and vote on the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the Company's fiscal year ending March 31, 1997. The Board of Directors has heretofore renewed the Company's arrangement for BDO Seidman, LLP to be its auditors, subject to ratification by the Company's shareholders.

         Representatives of BDO Seidman, LLP are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1997.

                             SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office, 38 North Central Avenue, Staunton, Virginia 24401, no later than __________, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report to Shareholders for the year ended March 31, 1996 accompanies this Proxy Statement/Prospectus. Additional copies may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMPANY COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1996 AND ITS QUARTERLY REPORTS ON FORM 10-Q AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO SARAH A. RALSTON, SECRETARY, 38 NORTH CENTRAL AVENUE,

STAUNTON, VIRGINIA 24401. THE FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q ARE NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Sarah A. Ralston
                                       Secretary

Staunton, Virginia
June __, 1996

                                                                     EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION
                                    BETWEEN
                        COMMUNITY FINANCIAL CORPORATION
                            (A DELAWARE CORPORATION)
                                      AND
                        COMMUNITY FINANCIAL CORPORATION
                            (A VIRGINIA CORPORATION)

         This Agreement and Plan of Reorganization ("Agreement") is made and entered into as of May 22, 1996 by and between COMMUNITY FINANCIAL CORPORATION, a Delaware Corporation, ("CFC Delaware"), and COMMUNITY FINANCIAL CORPORATION, a Virginia corporation, ("CFC Virginia").

                                    RECITALS

         1. The Board of Directors of CFC Delaware has determined that it is in the best interests of CFC Delaware and its shareholders for CFC Delaware to change its state of incorporation;

         2. CFC Delaware has caused CFC Virginia to be organized under Virginia law to facilitate the reincorporation of CFC Delaware in Virginia; and

         3. The reincorporation will be effected by a merger under Delaware and Virginia law of CFC Delaware with and into CFC Virginia in which each share of common stock of CFC Delaware is converted into one share of common stock of CFC
Virginia:

         NOW, THEREFORE, CFC Delaware and CFC Virginia do hereby agree as follows:

         1. THE MERGER. Subject to the terms and conditions hereof, CFC Delaware shall be merged with and into CFC Virginia in a statutory merger under the Virginia Stock Corporation Act and the Delaware General Corporation Law (the "Merger"). CFC Virginia shall be the surviving corporation. The Merger shall become effective when certificates of merger issued by the State Corporation Commission of Virginia and by the Secretary of the State of Delaware shall have become effective (the "Effective Time"). At the Effective Time the separate corporate existence of CFC Delaware shall cease and the Merger shall have the effects stated in Section 13.1-721 of the Virginia Stock Corporation Act.

         2. ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation and Bylaws of CFC Virginia in effect immediately prior to the consummation of the Merger shall be the Articles of Incorporation and Bylaws of the surviving corporation and shall remain in effect following the Effective Time until amended or repealed.

         3. CONVERSION OF SHARES. At the Effective Time, each share of common stock, par value $0.01 per share, of CFC Delaware ("CFC Delaware Common Stock") issued and outstanding immediately prior to the Effective Time, by operation of law, shall be automatically converted into one share of common stock, par value $0.01 per share of CFC Virginia ("CFC Virginia Common Stock"). Each stock certificate that represents shares of CFC Delaware Common Stock, after the Effective Time, shall represent the same number of shares of CFC Virginia Common Stock. Shareholders will not be required to surrender stock certificates.

         4. EMPLOYEE AND DIRECTOR STOCK PLANS. At the Effective Time, all stock option and stock-based compensation plans of CFC Delaware (the "CFC Delaware Plans") shall automatically be continued as and become plans of CFC Virginia ("CFC Virginia Plans"). At the Effective Time, there shall be substituted for the options granted under CFC Delaware Plans ("Old Options"), new options ("New Options") under CFC Virginia Plans without any action on the part of optionees, and each New Option shall be for the same number of shares of Corporation Common Stock, exercisable at the same price and subject to the same terms and conditions as each Old Option was with respect to CFC Delaware Common Stock. The substitution of New Options for Old Options shall be done in accordance with the provisions of Section 425(a) of the Internal Revenue Code of 1986. Under the CFC Virginia Plans, CFC Virginia shall assume all of the rights and obligations of CFC Delaware under CFC Delaware Plans.

         At the Effective Time, the Board of Directors of CFC Virginia shall be deemed to have reserved and authorized the issuance of the number of shares of CFC Virginia Common Stock under CFC Virginia Plans that is equal to the number of shares of CFC Delaware Common Stock approved by the shareholders of CFC Delaware for issuance under CFC Delaware Plans that CFC Delaware has not issued under CFC Delaware Plans prior to the Effective Time.

         At the Effective Time, all rights to purchase, sell or receive CFC Delaware Common Stock and all rights to elect to make payment in CFC Delaware Common Stock under any agreement between CFC Delaware and any director, officer or employee thereof or under any plan or program of CFC Delaware shall automatically, by operation of law, be converted into and shall become an identical right to purchase, sell or receive CFC Virginia Common Stock and an identical right to make payment in CFC Virginia Common Stock under any such agreement between CFC Delaware and any director, officer or employee thereof or under such plan or program of CFC Delaware.

         5. RIGHTS OF DISSENTING SHAREHOLDERS. Shareholders of CFC Delaware who object to the Merger will be entitled to the rights and remedies set forth in
Section 262 of the Delaware General Corporation Law.

         6. CONDITIONS TO THE MERGER. The Merger shall not be consummated unless the following conditions have been satisfied:

                  (a) Holders of the issued and outstanding shares of CFC Delaware Common Stock shall have approved this Agreement in accordance with Delaware law and the Certificate of Incorporation of CFC Delaware and the sole shareholder of CFC Virginia, shall have approved this Agreement. None of such approvals shall have been revoked at or prior to the Effective Time.

                  (b) If, in the opinion of counsel to CFC Virginia, such registration is required, CFC Virginia Common Stock to be issued to the holders of CFC Delaware Common Stock pursuant to the Merger shall have been duly registered pursuant to Section 5 of the Securities Act of 1933 and such registration shall not be suspended at the Effective Time. Further, to the extent required in the opinion of legal counsel for CFC Virginia, CFC Virginia shall have complied with all applicable securities law of states and other jurisdictions relating to such issuance of CFC Virginia Common Stock.

                  (c) Any and all approvals or consents shall have been obtained from the Office of Thrift Supervision and any other governmental agency having jurisdiction, and from other third parties that are, in the opinion of legal counsel for CFC Delaware or CFC Virginia, required for the lawful consummation of the Merger and the issuance and delivery of CFC Virginia Common Stock as contemplated by this Agreement and such approvals or consents and shall not have been revoked.

                  (d) CFC Delaware shall have received either (i) a ruling from the Internal Revenue Service, acceptable in form and substance to CFC Delaware and its legal counsel, or (ii) an opinion from Williams, Mullen, Christian & Dobbins, in either case to the effect that:

                           (1) The Merger either will constitute a
         reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and that

         CFC Delaware and CFC Virginia each will qualify as a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                           (2) No gain or loss will be recognized by the shareholders of CFC Delaware upon the exchange of their CFC Delaware Common Stock solely for Corporation Common Stock;

                           (3) No gain or loss will be recognized by CFC
         Virginia;

                           (4) The aggregate basis of CFC Virginia Common Stock received by each shareholder of CFC Delaware in the Merger will, in each instance, be the same as the aggregate basis of CFC Delaware Common Stock surrendered in exchange therefor; and

                           (5) The holding period of CFC Virginia Common Stock received by each shareholder of CFC Delaware in the Merger will include the period during which the shareholder held his CFC Delaware Common Stock exchanged therefor, provided that such CFC Delaware Common Stock is held as a capital asset on the date of the Merger.

         7. ABANDONMENT OF AGREEMENT. This Agreement may be abandoned by CFC Delaware or CFC Virginia at any time before the Effective Time in the event that
(a) any action, suit, proceeding or claim has been instituted, made or threatened relating to the

Agreement which shall make consummation of the transactions contemplated hereby inadvisable in the opinion of CFC Delaware or CFC Virginia or (b) for any other reason consummation of the transactions contemplated hereby is inadvisable in the opinion of CFC Delaware or CFC Virginia. Such abandonment shall be effected by written notice by CFC Delaware or CFC Virginia to the other Party hereto, authorized or approved by the Board of Directors of the Party giving such notice. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of CFC Delaware or CFC Virginia or the directors, officers, employees, agents or stockholders of any of them. In the event of abandonment of this Agreement, CFC Delaware shall pay the fees and expenses incurred by itself and CFC Virginia in connection with this Agreement and the Merger.

         8. AMENDMENTS. To the extent permitted by law, this Agreement may be amended by a subsequent writing signed by the Parties hereto upon the approval of the Board of Directors of each of the Parties hereto; provided, however, that the provisions of Section 3 hereof relating to the consideration to be exchanged for shares of CFC Delaware Common Stock shall not be amended after the meeting of stockholders of CFC Delaware at which this Agreement is considered so as to decrease the amount or change the form of such consideration without the approval of such stockholders.

         9. COUNTERPARTS. This Agreement may be executed in one or more counterparts.

        10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Virginia.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                     COMMUNITY FINANCIAL CORPORATION
                                     (a Delaware corporation)

                                     By:      _______________________________
                                              Thomas W. Winfree
                                              President

                                     Attest: ________________________________
                                              Secretary

                                     COMMUNITY FINANCIAL CORPORATION
                                     (a Virginia corporation)

                                     By:      _______________________________
                                              Thomas W. Winfree
                                              President

                                     Attest: ________________________________
                                              Secretary

                                                                     EXHIBIT B

                                 DELAWARE CODE
                                    TITLE 8
                                   CHAPTER 1

ss. 262.   APPRAISAL RIGHTS.

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to subsection (g) of ss. 251), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss.
264 of this title:

                  (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

                  (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                           a. Shares of stock of the corporation surviving or
                  resulting from such merger or consolidation, or depository receipts in respect thereof;

                           b. Shares of stock of any other corporation, or
                  depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                           c. Cash in lieu of fractional shares or fractional
                  depository receipts described in the foregoing subparagraphs
                  a. and b. of this paragraph; or

                           d. Any combination of the shares of stock, depository
                  receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                  (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

                  (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                  (2) If the merger or consolidation was approved pursuant to ss. 228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                     EXHIBIT C

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                        COMMUNITY FINANCIAL CORPORATION

                                   ARTICLE I
                                      NAME

         The name of the corporation is Community Financial Corporation.

                                   ARTICLE II
                                 CAPITAL STOCK

         Paragraph A. The aggregate number of shares of stock which the Corporation shall have the authority to issue and the par value per share are as follows:

                                  Number of
         Class                      Shares                         Par Value

         Common Stock             10,000,000                         $0.01
         Preferred Stock           3,000,000                         $0.01

         Paragraph B. No holders of any class of stock of the Corporation shall have any preemptive or other preferential right to purchase or subscribe to (i) any shares of any class of stock of the Corporation, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such stock, or
(iii) any obligations convertible into any such stock or into warrants, rights or options to purchase any such stock.

         Paragraph C. The holders of the Common Stock shall, to the exclusion of the holders of any other class of stock of the Corporation, have the sole and full power to vote for the election of directors and for all other purposes without limitation except only as otherwise provided in any articles of amendment applicable to any series of Preferred Stock, and as otherwise expressly provided by the then existing statutes of Virginia. The holders of the Common Stock shall have one vote for each share of Common Stock held by them. Except as may be set forth in any articles of amendment applicable to shares of Preferred Stock, the holders of the Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution.

         Paragraph D. Authority is expressly vested in the Board of Directors to divide the Preferred Stock into, and issue the same in, series and, to the fullest extent permitted by law, to fix and determine the preferences, limitations and relative rights of the shares of any series so established, and to provide for the issuance thereof.

         Prior to the issuance of any shares of a series of Preferred Stock, the Board of Directors shall establish such series by adopting a resolution setting forth the designation and number of shares of the series and the preferences, limitations and relative rights thereof, and the Corporation shall file with the State Corporation Commission articles of amendment as required by law, and the State Corporation Commission shall have issued a certificate of amendment.

                                  ARTICLE III
                    INDEMNIFICATION AND LIMITS ON LIABILITY
                           OF DIRECTORS AND OFFICERS

         Paragraph A. The Corporation shall indemnify any Director or Officer made a Party to a Proceeding (including without limitation any Proceeding by or in the right of the Corporation in which the Director or Officer is adjudged liable to the Corporation) because he or she is or was a Director or Officer of the Corporation against any Liability incurred in the Proceeding to the fullest extent permitted by Virginia law, as it may be amended from time to time.

         Paragraph B. The Corporation shall not indemnify a Director or Officer under Paragraph A above (unless authorized or ordered by a court) unless in each specific case a determination pursuant to Virginia law, as it may be amended from time to time, has been made that indemnification is permissible under the circumstances. The termination of a Proceeding by judgment, order, settlement or conviction is not, of itself, determinative that Director or Officer is not entitled to indemnification under this Article III.

         Paragraph C. Expenses incurred by a Director or Officer in a Proceeding shall be paid by the Corporation in advance of the final disposition of the Proceeding if:

1. The Director or Officer furnishes the Corporation a written statement of his or her good faith belief that he or she is entitled to indemnification pursuant to this Article III;

2. The Director or Officer furnishes the Corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard for indemnification pursuant to this Article III; and

3. A determination pursuant to Virginia law, as it may be amended from time to time, is made that the facts then known to those making the determination would not preclude indemnification under this Article III.

         The undertaking required by subsection 2 of this Paragraph C shall be an unlimited general obligation of the Director or Officer but need not be secured and may be accepted without reference to his or her financial ability to make repayment.

         Paragraph D. The indemnification provided by this Article III shall not be exclusive of any other rights to which any Director or Officer may be entitled, including without limitation rights conferred by applicable law and any right under policies of insurance that may be purchased and maintained by the Corporation or others, even as to liabilities against which the Corporation would not have the power to indemnify such Director or Officer under the provisions of this Article III.

         Paragraph E. The Corporation may purchase and maintain insurance, at its sole expense, in such amounts and on such terms and conditions as the Board of Directors may deem reasonable, against all liabilities or losses it may sustain in consequence of the indemnification provided for in this Article III.

         Paragraph F. The Board of Directors shall have the power but not the obligation, generally and in specific cases, to indemnify employees and agents of the Corporation to the same extent as provided in this Article III with respect to Directors or Officers. The Board of Directors is hereby empowered by a majority vote of a quorum of disinterested Directors to contract in advance to indemnify any Director or Officer. The Board of Directors is further empowered, by majority vote of a quorum of disinterested Directors, to cause the Corporation to contract in advance to indemnify any person who is not a Director or Officer who was or is a party to any Proceeding, by reason of the fact that he or she is or was an employee or agent of the Corporation, or was serving at the request of the Corporation as Director, Officer, employee or agent of another corporation, partnership, joint venture trust, employee benefit plan or other enterprise, to the same extent as if such person were a Director or Officer.

         Paragraph G. To the full extent that Virginia law, as it exists on the date hereof or may hereafter be amended, permits the elimination of the liability of Directors and Officers for damages in any proceeding brought by or in the right of the Corporation or brought by or on behalf of the shareholders of the Corporation, such liability is hereby eliminated.

         Paragraph H.  In this Article III:

         "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. "Director" includes the estate or personal representative of a director.

         "Officer" means an individual who is or was an officer of the Corporation or an individual who is or was serving at the Corporation's written request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. An officer is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. "Officer" includes the estate or personal representative of an officer. Except as set forth above "Officer" does not include officers of corporations controlled by the Corporation.

         "Expenses" includes but is not limited to counsel fees.

         "Liability" means the obligation to pay a judgment, settlement, penalty, fine, including without limitation any excise tax assessed with respect to an employee benefit plan, and reasonable Expenses incurred with respect to a Proceeding.

         "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in any Proceeding.

         "Proceeding" means any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

                                   ARTICLE IV
                                   DIRECTORS

         Paragraph A. Except as otherwise fixed by any articles of amendment adopted by the Board of Directors pursuant to Paragraph D of Article II relating to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of the directors of the Corporation shall be fixed from time to time by or pursuant to the Bylaws of the Corporation. The initial directors, whose terms shall expire at the first shareholders' meeting at which directors are elected, shall be:

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






Richard E. Bonin                              James R. Cooke, Jr.
905 Blue Ridge Drive                          25 North Central Avenue
Staunton, Virginia 24401                      Staunton, Virginia 24401

Jane C. Hickok                                Charles F. Andersen
P. O. Box 309                                 6 Hickory Hill Lane
Verona, Virginia 24482                        Fishersville, Virginia 22939

Dale C. Smith                                 Charles W. Fairchilds
Route 2, Box 361                              125 Alta Drive
Staunton, Virginia 24401                      Stuarts Draft, Virginia 24477

Kenneth L. Elmore                             Thomas W. Winfree
P. O. Box 2607                                6 Waverly Green
Staunton, Virginia 24402-2607                 Staunton, Virginia 24401



         Commencing with the first shareholders' meeting at which directors are elected, the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1997, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998 and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, with each class to hold office until its successor is elected and qualified. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

         There shall not be cumulative voting in elections of directors.

         Paragraph B. Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the Bylaws of the Corporation.

         Paragraph C. Except as otherwise fixed by any articles of amendment adopted by the Board of Directors pursuant to Paragraph D of Article II relating to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of shareholders and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

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                                   ARTICLE V
                                BYLAW AMENDMENTS

         The Board of Directors shall have power to make, alter, amend and repeal the Bylaws of the Corporation except so far as any Bylaw of the Corporation adopted by the stockholders shall otherwise provide. Any Bylaws made by the directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders.

                                   ARTICLE VI
                           SPECIAL VOTING PROVISIONS

         Paragraph A. An amendment to the Articles of Incorporation of the Corporation shall be approved if a majority of the votes entitled to be cast by each voting group entitled to vote on such action are cast in favor of such action.

         Paragraph B. Subject to the right of holders of any series of Preferred Stock to elect or remove directors under specified circumstances, at a special meeting of shareholders called expressly for that purpose, any director may be removed for cause by a vote of the holders of a majority of the shares entitled to vote at an election of directors.

         Paragraph C. Any merger or share exchange to which the Corporation is a party or any direct or indirect sale, lease, exchange or other disposition of all or substantially all of the Corporation's property, otherwise than in the usual and regular course of business, shall be approved if a majority of the votes entitled to be cast by each voting group entitled to vote on such action are cast in favor of such action.

         This Paragraph C shall not affect the power of the Board of Directors to condition its submission of any plan of merger, share exchange or direct or indirect sale, lease, exchange or other disposition of all or substantially all of the Corporation's property, otherwise than in the usual and regular course of business, on any basis, including the requirement of a greater vote.

                                  ARTICLE VII
                          REGISTERED OFFICE AND AGENT

         The post office address of the initial registered office is Two James Center, 1021 East Cary Street, 16th floor, P.O. Box 1320, Richmond, Virginia 23210-1320, which is located in the City of Richmond. The name of the initial registered agent is Wayne A. Whitham, Jr., who is a resident of Virginia and a member of the Virginia State Bar, and whose business office is the same as the registered office of the Corporation.

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



                                                                     EXHIBIT D

                                     BYLAWS
                                       OF
                        COMMUNITY FINANCIAL CORPORATION

                                   ARTICLE I
                              SHAREHOLDER MATTERS

         Section 1.1. Annual Meetings.

                  A. The annual meeting of the shareholders of the Corporation shall be held at such a place as may be decided by, the Board of Directors on a date during the month of July, August or September of each and every year, the exact date, place and hour to be fixed by the Board of Directors.

                  B. At the annual meeting of the shareholders of the Corporation, Directors shall be elected and reports of the affairs of the Corporation shall be received and considered. Any other business may be transacted which is within the powers of the shareholders, except that, if any shareholder shall bring new business before the annual meeting, the shareholder must give advance notice as set forth in Section 1.6 of these Bylaws.

                  C. The Board of Directors may designate any place, either within or without the Commonwealth of Virginia, as the place of meeting for any annual meeting or for any special meeting. If no place is designated by the Board, the place of meeting shall be the principal office of the Corporation.

         Section 1.2. Special Meetings. Unless otherwise prescribed by law or by the Articles of Incorporation, special meetings of shareholders, for any purpose or purposes, may be called at any time by the Chairman of the Board, the President or a majority of the Board of Directors, and shall be called by the Chairman of the Board, the President, or the Secretary upon the written request of the holders of not less than one-tenth of all the outstanding capital stock of the Corporation entitled to vote at the meeting; provided that a special meeting of shareholders to vote on any amendment to the articles of Incorporation or to vote on a matter relating to a change of control of the Corporation may be called only by the Board of Directors. Such written request shall state the purpose or purposes of the meeting and shall be delivered to the Principal office of the Corporation addressed to the Chairman of the Board, the President or the Secretary.

         Section 1.3. Notice of Meetings. Notice of the time and place of every annual meeting or special meeting shall be mailed to each Shareholder of record entitled to vote at the meeting at his address as it appears on the records of the Corporation not less than ten (10) nor more than sixty (60) days before the date of such meeting (except as a different time may be specified by law).

         Section 1.4. Quorum. A majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of such voting group for action on such matter. If there is not a quorum at the time for which a meeting shall have been called, the meeting may be adjourned from time to time by a majority of the shareholders present or represented by proxy without notice, other than by announcement at the meeting, until there is a quorum.

         Section 1.5. Voting. Except as the Articles of Incorporation otherwise provide, at any meeting of the shareholders, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders' meeting.

         Section 1.6. New Business. At an annual meeting of shareholders only such new business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting. For any new business proposed by management to be properly brought before the annual meeting, such new business shall be approved by the Board of Directors, either directly or through its approval of proxy solicitation materials related thereto, and shall be stated in writing and filed with the Secretary of the Corporation at least 20 days before the date of the annual meeting, and all business so stated, proposed and filed shall be considered at the annual meeting. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless properly brought before the meeting such proposal shall not be acted upon at the meeting. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or received at the principal executive offices of the Corporation, not less than 20 days prior to the meeting; provided, however, that in the event that less than 30 days' notice of the date of the meeting is given to shareholders (which notice shall be accompanied by a proxy or information statement which describes each matter proposed by the Board of Directors to be acted upon at the meeting), notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting, (b) the name and address of the shareholder proposing such business, and (c) the class and number of shares of the Corporation which are owned of record by the shareholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1.6.

        Section 1.7. Order of Business. All meetings of shareholders shall be conducted in accordance with such rules as are prescribed by the Chairman of the meeting and the Chairman shall determine the order of business at all meetings of the shareholders.

        Section 1.8. Inspectors. The Board of Directors, in advance of any meeting of shareholders, may, but shall not be required to, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the Chairman of the meeting may appoint one or more inspectors. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the Chairman of the meeting, the inspectors shall make a report of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be shareholders.

                                   ARTICLE II
                                   DIRECTORS

        Section 2.1. General Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors and, except as otherwise expressly provided by law or by the Articles of Incorporation, or by these Bylaws, all of the powers of the Corporation shall be exercised by or under the authority of said Board of Directors.

        Section 2.2. Number and Qualification. The Board of Directors shall consist of ____________ (__) Directors.

        Section 2.3. Election of Directors. The Directors shall be elected at the annual meeting of shareholders, and shall hold their offices until their successors are elected in accordance with the Articles of Incorporation. Nominations for the election of Directors shall be given in the manner provided in Section 2.9.

        Section 2.4. Vacancies. The Board of Directors shall consist of three classes and, when the number of Directors is changed, the Board of Directors shall determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, that each class shall be equal or as nearly equal in size as possible; provided, further, that no decreases in the number of Directors shall affect the term of any Director then in office.

        Any vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors although less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected to serve until the next election of Directors by the shareholders. Any directorship to be filled by reason of an increase in the number of Directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of Directors by the shareholders.

        Section 2.5. Honorary and Advisory Directors. The Board may appoint to the position of Honorary Director or the position of Advisory Director such person or persons as it deems appropriate. Honorary Directors shall be entitled to receive notice of, and to attend all meetings of the Board, but they shall not be Directors and shall not be entitled to vote, nor shall they be counted in determining a quorum of the Board. Advisory Directors shall be entitled only to notice of meetings of Advisory or other Boards of the Corporation to which they shall be appointed. Honorary and Advisory Directors shall receive such compensation as may be authorized by the Board of Directors for attendance at meetings of Advisory or other Boards to which such Advisory or Honorary Directors are appointed.

        Section 2.6. Meetings of Directors. Meetings of the Board of Directors shall be held at places within or without the Commonwealth of Virginia and at times fixed by resolution of the Board of Directors, or upon call of the Chairman of the Board of Directors or the President. The Secretary, or officer performing his duties, shall give at least twenty-four (24) hours' notice by telegraph, letter, telephone or in person, of all meetings of the Directors; provided, that notice need not be given of regular meetings held at times and places fixed by resolution of the Board. Regular meetings of the Board of Directors shall be held at least six times in every calendar year. Meetings may be held at any time without notice if all of the Directors are present, or if those not present waive notice either before or after the meeting. Neither the business to be transacted nor the purpose of any annual or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

        Section 2.7. Quorum. A majority of the members of the Board of Directors shall constitute a quorum.

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



        Section 2.8. Compensation. The Board of Directors shall fix the compensation of the Directors.

        Section 2.9. Nominating Committee. The Board of Directors shall act as a nominating committee for selecting the management nominees for election as Directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the Secretary at least 20 days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for Directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the Secretary of the Corporation at least 5 days prior to the date of the annual meeting. Ballots bearing the names of all the persons nominated by the nominating committee and by shareholders shall be provided for use at the annual meeting. If the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for Directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

        Section 2.10. Other Committees. The Board of Directors may create committees and appoint members of committees in accordance with Virginia law.

        Section 2.11. Age Limitations. Other than Directors serving as directors of the Corporation's predecessor as of September 19, 1974, no person shall be eligible for election, re-election, appointment, or re-appointment to the Board of Directors of the Corporation if such person is then more than 71 years of age. Any Director subject to this provision, upon attaining that age, shall automatically cease to be a Director and the Board of Directors shall fill the vacancy until the next annual meeting of shareholders.

                                  ARTICLE III
                              EXECUTIVE COMMITTEE

        Section 3.1. Appointment. The Board of Directors, by resolution adopted by a majority of the full Board, may designate the Chief Executive Officer and two or more of the other Directors to constitute an Executive Committee. The designation of any committee pursuant to this Article III and the delegation of authority thereto shall not operate to relieve the Board of Directors, or any Director, of any responsibility imposed by law or regulation.

        Section 3.2. Authority. The Executive Committee, when the Board of Directors is not in session, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, except to the extent, if any, that such powers and authority shall be limited by resolution of the Board of Directors or Virginia law.

        Section 3.3. Tenure. Each member of the Executive Committee shall hold office until the next annual regular meeting of the Board of Directors following his designation and until his successor is designated as a member of the Executive Committee.

        Section 3.4. Meetings. Regular meetings of the Executive Committee may be held without notice at such times and places as the Executive Committee may fix from time to time by resolution. Special meetings of the Executive Committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral. Any members of the Executive Committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the Executive Committee need not state the business proposed to be transacted at the meeting.

                                   ARTICLE IV
                                    OFFICERS

        Section 4.1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Chairman of the Board may also be designated as an officer. The Board of Directors may designate one or more Vice Presidents, Assistant secretaries, Assistant Treasurers and other officers. The offices of Secretary and Treasurer may be held by the same person and a Vice President may also be either the Secretary or the Treasurer. The officers of the Corporation need not be either shareholders or Directors of the Corporation.

        Section 4.2. Election. The Board of Directors at its first meeting held after the annual meeting of shareholders shall elect annually the officers of the Corporation who shall exercise such powers and perform such duties as shall be set forth in these Bylaws and as determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

        Section 4.3. Removal. Any officer may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

        Section 4.4. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President, and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

        Section 4.5. President. The President shall be a director of the Corporation. The President or the Chairman of the Board, as designated by the Board of Directors, shall be the chief executive officer. The President shall, subject to the control of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. If so designated by the Board of Directors, the President shall preside at the annual meetings and special meetings of the shareholders. The President shall also perform such other duties and may exercise such other powers as from time to time assigned to him by these Bylaws or by the Board of Directors.

        Section 4.6. Vice President. At the request of the President or in his absence or in the event of his inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. The Board of Directors may designate one or more Vice Presidents as executive Vice President or senior Vice President. If there is no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

        Section 4.7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of shareholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there is one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

        Section 4.8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

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



         Section 4.9. Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant secretaries, if there is any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there is one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 4.10. Assistant Treasurers. Assistant Treasurers, if there is any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there is one, or the Treasurer, and in the absence of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 4.11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                   ARTICLE V
                                 CAPITAL STOCK

         Section 5.1. Issues of Certificate of Stock. Certificates of capital stock shall be in such form as may be prescribed by law and by the Board of Directors. All certificates shall be signed by the President and by the Secretary or an Assistant Secretary, or by any other two Officers authorized by resolution of the Board of Directors.

         Section 5.2. Transfer of Stock. The stock of the corporation shall be transferable or assignable on the books of the Corporation by the holders in person or by attorney on surrender of the certificate or certificates for such shares duly endorsed, and, if sought to be transferred by attorney, accompanied by a written power of attorney to have such stock transferred on the books of the Corporation.

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



         Section 5.3. Restrictions on Transfer of Stock. Any restrictions that may be imposed by law, by the Articles of Incorporation or Bylaws of the Corporation, or by an agreement among shareholders of the Corporation, shall be noted conspicuously on the front or back of all certificates representing shares of stock of the Corporation.

         Section 5.4. Lost, Destroyed or Mutilated Certificates. The holder of stock of the Corporation shall immediately notify the Corporation of any loss, destruction, or mutilation of the certificate therefor, and the Corporation may in its discretion cause one or more new certificates for the same aggregate number of shares to be issued to such Stockholder upon the surrender of the mutilated certificate, or upon satisfactory proof of such loss or destruction accompanied by the deposit of a bond in such form and amount and with such surety as the Corporation may require.

         Section 5.5. Holder of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact and shall not be bound to recognize any equitable or other claim to or interest in such shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

         Section 5.6. Record Date. The Board of Directors shall fix in advance the record date in order to make a determination of shareholders for any purpose, including the determination of shareholders entitled to notice of or to vote at any shareholders' meeting or entitled to payment of any dividend or distribution to shareholders. Such record date shall not be more than seventy
(70) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

         Section 5.7. Control Share Acquisitions. Article 14.1 of the Virginia Stock Corporation Act shall not apply to the Corporation.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         Section 6.1. Seal. The seal of the Corporation shall be circular in shape with the name of the Corporation around the circumference thereof, and the word "SEAL" in the center thereof.

         Section 6.2. Examination of the Books and Records. The books and records of account of the Corporation, the minutes of the proceedings of the shareholders, the Board and Committees appointed by the Board of Directors and the records of the shareholders showing the names and addresses of all shareholders and the number of shares held by each, shall be subject to inspection during the normal business hours by any person who is a duly qualified Director of the Corporation at the time he makes such inspection. Shareholders shall have such rights to inspect records of the Corporation as are prescribed by applicable law.

         Section 6.3. Checks, Notes and Drafts. Checks, notes, drafts, and other orders for the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize.

         Section 6.4. Amendments to By-Laws. These Bylaws may be altered, amended or repealed in accordance with the Articles of Incorporation.

         Section 6.5. Voting of Stock Held. Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board of Directors, the President or any Executive Vice President may from time to time appoint an attorney or attorneys as agent or agents of the Corporation to cast in the name of the Corporation the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by any such other corporation; and such Officers may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, consents, waivers, or other instruments as may be necessary or proper in the premises; or any of such Officers may himself attend any meeting of the holders of stock or other securities of any such other corporation and there vote or exercise any or all other powers of the Corporation as the holder of such stock or other securities of such other corporation.

                                                                     EXHIBIT E

                        COMMUNITY FINANCIAL CORPORATION
                              1996 INCENTIVE PLAN

                                   ARTICLE 1

                                  DEFINITIONS

         1.01 Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

         1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant issued to such Participant.

         1.03 Board means the Board of Directors of the Company.

         1.04 Change of Control means and shall be deemed to have taken place if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, who after the effective date of the Plan becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of Directors of the Company; or, (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

         1.05 Change of Control Date is the date on which an event described in
(i) or (ii) of Section 1.04 occurs.

         1.06 Code means the Internal Revenue Code of 1986, and any amendments thereto.

         1.07 Committee means the Stock Option Committee of the Board.

         1.08 Common Stock means the Common Stock of the Company.

         1.09 Company means Community Financial Corporation, a Delaware corporation.

         1.10 Fair Market Value means, on any given date, the average of the bid and asked prices at closing of a share of Common Stock on the over-the-counter market on such day or, if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.

         1.11 Grant means the grant of an Option.

         1.12 Incentive Stock Option means an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

         1.13 Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

         1.14 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         1.15 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

         1.16 Participant means a director of the Company or an employee of the Company or of a Subsidiary who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant.

         1.17 Plan means the Community Financial Corporation 1996 Incentive
Plan.

         1.18 Rule 16b-3 means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

         1.19 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an option pursuant to Section 8.04 hereof.

         1.20 Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II

                                    PURPOSES

         The Plan is intended to assist the Company in recruiting and retaining directors and key employees with ability and initiative by enabling directors and employees who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

                                  ARTICLE III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have authority to issue Grants upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. The terms of such Grants may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

         The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

                                   ARTICLE IV

                                  ELIGIBILITY

         4.01 General. Any employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary may receive one or more Grants. Directors of the Company are eligible to participate in this Plan. Except as provided in Article XII, a person who is a member of the Committee may not be issued Grants while he is a member of the Committee.

         4.02 Grants. The Committee will designate individuals to whom Grants are to be issued and will specify the number of shares of Common Stock subject to each such Grant. All Grants issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted Options that are Incentive Stock Options (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.

         4.03 Designation of Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such option shall be treated as a Non-Qualified Stock Option.

                                   ARTICLE V

                             STOCK SUBJECT TO PLAN

         The maximum number of shares of Common Stock available for Grants under the Plan shall be 60,000. Such maximum number of shares of Common Stock is subject to adjustment as provided in Article IX. Shares of Common Stock subject to Grants under the Plan may be authorized but previously unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company.

         If any option terminates without being exercised, shares of Common Stock subject to such Grants shall be available for distribution in connection with Grants under the Plan.

                                   ARTICLE VI

                                  OPTION PRICE

         The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee on the date of Grant; provided, however, that in the case of an Option that is an Incentive Stock Option, the price per share shall not be less than the Fair market Value on such date.

                                  ARTICLE VII

                              EXERCISE OF OPTIONS

         7.01 Maximum Option Period. The period in which an Option may be exercised shall be determined by the Committee on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

         7.02 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option must be transferred to the same person or persons, trust or estate. During the lifetime of the Participant to whom an Incentive Stock Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         7.03 Employee Status. For purposes of determining the applicability of
Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  ARTICLE VIII

                               METHOD OF EXERCISE

         8.01 Exercise. Subject to the provisions of Articles VII and X, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

         8.02 Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the Option Price may be made by withholding shares of Common Stock upon exercise of an Option or by surrendering already owned shares of Common Stock to the Company, provided the shares withheld or surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof. In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

         8.03 Shareholder Rights. No participant shall have any rights as a shareholder with respect to shares subject to his Option until the date he exercises such Option.

         8.04 Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

                                   ARTICLE IX

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant shall always be a whole number. Any determination made under this Article IX by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant.

                                   ARTICLE X

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with Federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         11.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

         11.02 Change of Control. Notwithstanding any other provision in this Plan to the contrary, unless the Committee provides otherwise in an Agreement, a Grant may be exercised immediately in full upon a Change of Control.

         11.03 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         11.04 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits to Participants under the Agreement, or (iii) materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant outstanding at the time such amendment is made, except such an amendment made to cause the Plan to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3. The Committee may amend the terms of any Grant theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Committee to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) of an Option, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan, or Grant to qualify for the exemption provided by Rule 16b-3.

         11.05 Duration of Plan. No Grant may be issued under this Plan before May 22, 1996, or after May 21, 2006.

         11.06 Shareholder Approval. This Plan has been approved by the Board of Directors of the Company and shall be effective as of May 22, 1996 subject, however, to approval by the shareholders of the Company entitled to vote at the 1996 Annual Meeting of Shareholders.

                                  ARTICLE XII

                                DIRECTOR OPTIONS

         On the date the shareholders of the Company approve the Plan, each director of the Company who is not also a full time employee of the Company shall be granted a Non-Qualified Stock Option for 2,500 shares of Common Stock. The Option Price shall be the Fair Market Value on the date of grant. Such Options shall expire ten years after the date of grant or ninety (90) days after the grantee ceases to serve as a director of the Company, whichever occurs first.

         To the extent shares of Common Stock are available under the Plan, a Non-Qualified Stock Option for 2,500 shares of Common Stock shall be granted to any individual who is not a full time employee of the Company and who becomes a director of the Company after the shareholders of the Company approve the Plan. Any such option shall be granted on the date any such individual is first appointed or elected to the Board. The Option Price shall be the Fair Market Value on the date of grant. Any such option shall expire ten years after the date of grant or ninety (90) days after the grantee ceases to serve as a director of the Company, whichever occurs first.

                        COMMUNITY FINANCIAL CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Jane C. Hickok and James R. Cooke, Jr., jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters which may properly be brought before such meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Community Financial Corporation, a Delaware corporation (the "Corporation") to be held at the main office of Community Federal Savings Bank, 38 N. Central Avenue, Staunton, Virginia on July 31, 1996 at 7:00 p.m., local time, or any adjournments thereof, for the following purposes:

    1. To elect as directors the three persons listed as nominees below.

      [  ] FOR nominees listed below               [  ] WITHHOLD AUTHORITY to
           (except as written on the line below)        vote for all nominees
                                                        listed below

                              Charles F. Andersen
                               Thomas W. Winfree
                             Charles W. Fairchilds

                  (INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the space provided below.)

           ---------------------------------------------------------


         2. To approve the Agreement and Plan of Reorganization, dated May 22, 1996, between the Corporation and Community Financial Corporation, a Virginia corporation ("CFC Virginia"), providing for the reincorporation of the Corporation from Delaware to Virginia by means of a merger of the Corporation into CFC Virginia.

             [  ]  FOR                 [  ] AGAINST               [  ] ABSTAIN

         3. To approve the Corporation's 1996 Incentive Plan.

             [  ]  FOR                 [  ] AGAINST               [  ] ABSTAIN

         4. To ratify the appointment of BDO Seidman, LLP as auditors for the Corporation for the fiscal year ending March 31, 1997.

             [  ]  FOR                 [  ] AGAINST               [  ] ABSTAIN

         5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.



                                 ----------------------------------------
                                               Signature

                                 ----------------------------------------
                                               Signature

                                      Dated:

                                      (In signing as Attorney, Administrator,
                                       Executor, Guardian or Trustee, please
                                       add your title as such)

                  PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY